SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.       )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material Pursuant to § 240.14a-12

Keros Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

April 18, 2022
To our stockholders:
We are pleased to invite you to attend the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Keros Therapeutics, Inc. The Annual Meeting will be held via live audio webcast on Wednesday, June 1, 2022 at 9:00 a.m. Eastern time. In light of the continued COVID-19 pandemic, for the safety of all our stockholders and to facilitate stockholder participation in the Annual Meeting, we have determined that the Annual Meeting will be held in a virtual meeting format this year, with no physical in-person meeting. Stockholders attending the virtual Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. We encourage you to attend online and participate. We recommend that you log in a few minutes before 9:00 a.m. Eastern time on June 1, 2022 to ensure you are logged in when the Annual Meeting starts.
Details regarding admission to the Annual Meeting and the business to be conducted at the Annual Meeting are described in the accompanying Notice of Annual Meeting of Stockholders and proxy statement.
We have elected to provide access to our proxy materials over the internet under the U.S. Securities and Exchange Commission’s “notice and access” rules. As a result, we are mailing to our stockholders a notice instead of paper copies of this proxy statement and our 2021 Annual Report. The notice contains instructions on how to access those documents over the internet. The notice also contains instructions on how stockholders can receive a paper copy of our proxy materials, including this proxy statement, our 2021 Annual Report and a form of proxy card or voting instruction form. We believe that providing our proxy materials over the internet increases the ability of our stockholders to connect with the information they need, while reducing the environmental impact and cost of our Annual Meeting.
Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote by telephone or through the internet by following the instructions on the notice you received, or, if you receive a paper proxy card by mail, by completing and returning the proxy card or voting instruction form mailed to you. Please carefully review the instructions on each of your voting options described in this proxy statement, as well as in the notice you received in the mail.
Thank you for your ongoing support of and continued interest in Keros Therapeutics, Inc.
Sincerely,
Jasbir Seehra, Ph.D.
President, Chief Executive Officer and Director

You are cordially invited to attend the Annual Meeting. Whether or not you expect to attend the Annual Meeting virtually, please vote by telephone or through the internet, or, if you receive a paper proxy card by mail, by completing and returning the proxy card mailed to you, as promptly as possible in order to ensure your representation at the Annual Meeting. Voting instructions are provided in the Notice of Internet Availability of Proxy Materials, or, if you receive a paper proxy card by mail, the instructions are printed on your proxy card and included in the accompanying Proxy Statement. If you participate virtually in the Annual Meeting, you may vote at that time, even if you previously submitted your vote. Please note, however, that if your shares are held of record by a brokerage firm, bank or other agent and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that agent in order to vote your shares that are held in such agent’s name and account.

KEROS THERAPEUTICS, INC.
99 Hayden Avenue, Suite 120, Building E
Lexington, Massachusetts 02421
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 1, 2022
To the Stockholders of Keros Therapeutics, Inc.:
NOTICE IS HEREBY GIVEN that the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Keros Therapeutics, Inc., a Delaware corporation (the “Company”), will be held on Wednesday, June 1, 2022 at 9:00 a.m. Eastern time in a virtual meeting format only, live via audio webcast for the following purposes:
1.
To elect two (2) nominees for Class II director, Ran Nussbaum and Mary Ann Gray, Ph.D., each to hold office until the 2025 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2.
To ratify the selection by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2022.

3.
To conduct any other business properly brought before the Annual Meeting.

These items of business are more fully described in the accompanying proxy statement accompanying this Notice.
The record date for the Annual Meeting was April 5, 2022 (the “Record Date”). Only stockholders of record at the close of business on the Record Date may vote at the Annual Meeting or any adjournment or postponement thereof.
By Order of the Board of Directors,
Esther Cho
Corporate Secretary
Lexington, Massachusetts
April 18, 2022

i

KEROS THERAPEUTICS, INC.
99 Hayden Avenue, Suite 120, Building E
Lexington, Massachusetts 02421
PROXY STATEMENT
FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 1, 2022
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Who is soliciting my vote?
We are providing you with these proxy materials because the Board of Directors (the “Board”) of Keros Therapeutics, Inc. (the “Company”) is soliciting your proxy to vote at the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company, including at any adjournments or postponements thereof, to be held on Wednesday, June 1, 2022 at 9:00 a.m. Eastern time in a virtual meeting format only, live via audio webcast.
Do I need to attend the Annual Meeting to vote?
You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement (the “Proxy Statement”). However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply follow the instructions below to submit your proxy over the telephone, through internet or by mail, and your votes will be cast for you at the Annual Meeting. The proxy materials, including this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2021, are being distributed and made available on or about April 18, 2022. As used in this Proxy Statement, references to “we,” “us,” “our,” “Keros” and the “Company” refer to Keros Therapeutics, Inc. and our consolidated subsidiaries.
Why did I receive a notice regarding the availability of proxy materials on the internet instead of a full set of proxy materials?
Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet rather than printing and mailing the proxy materials. We believe electronic delivery will expedite the receipt of materials and will help lower our costs and reduce the environmental impact of our annual meeting materials. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because the Board is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the meeting.
The Notice will provide instructions as to how you may access and review the proxy materials, including the Notice of Annual Meeting, proxy statement, proxy card and Annual Report on Form 10-K, on the website referred to in the Notice or, alternatively, how to request that a copy of the proxy materials, including a proxy card, be sent to you by mail. The Notice will also provide voting instructions. In addition, stockholders of record may request to receive the proxy materials in printed form by mail or electronically by e-mail on an ongoing basis for future stockholder meetings. Please note that, while our proxy materials are available at the website referenced in the Notice, and our Notice of Annual Meeting, proxy statement and Annual Report on Form 10-K are available on our website, no other information contained on either website is incorporated by reference in or considered to be a part of this document.
We intend to mail the Notice on or about April 18, 2022 to all stockholders of record entitled to vote at the Annual Meeting. The proxy materials, including the Notice, this Proxy Statement and accompanying proxy card or, for shares held in street name (held for your account by a broker or other nominee), voting instruction form, and the Annual Report on Form 10-K for the year ended December 31, 2021 will be made available to stockholders on the internet on the same date.
Will I receive any other proxy materials by mail?
You will not receive any additional proxy materials via mail unless (1) you request a printed copy of the proxy materials in accordance with the instructions set forth in the Notice or (2) we elect, in our discretion, to send you a proxy card and a second Notice of Internet Availability of Proxy Materials, which we may send on or after April 28, 2022.
What does it mean if I receive more than one Notice?
If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices to ensure that all of your shares are voted.
How do I attend the Annual Meeting?
In light of the continued COVID-19 pandemic, for the safety of all our stockholders and to facilitate stockholder participation in the Annual Meeting, the Annual Meeting is being held in a virtual-only format this year. Stockholders attending the virtual Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. The Annual Meeting will be held on Wednesday, June 1, 2022 at 9:00 a.m. Eastern time in a virtual meeting format only. In order to attend the Annual Meeting, you must register at https://viewproxy.com/keros/2022/htype.asp by 11:59 PM Eastern time on May 29, 2022. On the day of the Annual Meeting, if you have properly registered, you may enter the Annual Meeting by clicking on the link provided and using the password you received via email in your registration confirmations. We encourage you to access the Annual Meeting prior to the start time. Online check-in will begin at 8:45 a.m. Eastern time, and you should allow ample time for the check-in procedures. Both stockholders of record and street name stockholders will need to register to be able to attend the Annual Meeting via live audio webcast, submit their questions during the Annual Meeting and vote their shares electronically at the Annual Meeting by following the instructions below:
If you are a stockholder of record, you must:
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Follow the instructions provided on your Notice or proxy card to first register at https://viewproxy.com/keros/2022/htype.asp by 11:59 p.m. Eastern time on May 29, 2022. You will need to enter your name, phone number and email address as part of the registration, following which, you will receive an email confirming your registration, as well as a link and the password to attend the Annual Meeting.

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On the day of the Annual Meeting, if you have properly registered, you may enter the Annual Meeting by logging in using the link provided and password you received via email in your registration confirmation. You will need the virtual control number included on your Notice or proxy card if you chose to vote during the Annual Meeting.

If you hold your shares in street name, you must:
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Obtain a valid proxy from your broker, bank or other agent if you choose to vote during the Annual Meeting.

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Register at https://viewproxy.com/keros/2022/htype.asp by 11:59 p.m. Eastern time on May 29, 2022. You will need to enter your name, phone number and email address, and provide a copy of the legal proxy (which may be uploaded to the registration website or sent via email to VirtualMeeting@viewproxy.com) as part of the registration, following which, you will receive an email confirming your registration, your virtual control number, as well as a link and password to attend the Annual Meeting. Please note that if you do not provide a copy of the legal proxy, you may still attend the Annual Meeting, but you will be unable to vote your shares electronically at the Annual Meeting.

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On the day of the Annual Meeting, if you have properly registered, you may enter the Annual Meeting by logging in using the link provided and password you received via email in your registration confirmation. You will need the virtual control number assigned to you in your registration confirmation email if you choose to vote during the Annual Meeting.

If you would like to submit a question during the Annual Meeting, you may do so by typing your question in the question/chat section of the Annual Meeting screen. We do not intend to post questions received during the Annual Meeting on our website.

To help ensure that we have a productive and efficient meeting, and in fairness to all stockholders in attendance, you will also find posted our rules of conduct for the Annual Meeting when you log in prior to its start. These rules of conduct will include the following guidelines:
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We welcome questions from stockholders. An opportunity will be provided to present questions and comments during the question and answer session, which will include questions submitted live during the Annual Meeting.

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Only stockholders of record as of the Record Date (as defined below) for the Annual Meeting and their proxy holders may submit questions or comments.

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You may submit questions electronically through the meeting portal during the Annual Meeting. Live questions will be taken in the order received.

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Please direct all questions to Jasbir Seehra, Ph.D., our President and Chief Executive Officer.

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Please include your name and affiliation, if any, when submitting a question or comment.

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Limit your remarks to one brief question that is relevant to the Annual Meeting and/or our business. Up to one minute will be allocated to read each question.

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Questions may be grouped by topic by our management.

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Questions may also be ruled as out of order if they are, among other things, irrelevant to our business, related to pending or threatened litigation, disorderly, repetitious of statements already made, or in furtherance of the speaker’s own personal, political or business interests.

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Be respectful of your fellow stockholders and Annual Meeting participants.

Further instructions on how to attend the Annual Meeting via live audio webcast, including how to vote your shares electronically at the Annual Meeting, are posted on https://viewproxy.com/keros/2022/htype.asp under “Frequently Asked Questions.”
What if I have technical difficulties during the check-in time or during the Annual Meeting?
We will have technicians ready to assist you with any technical difficulties you may have accessing the live audio webcast for the Annual Meeting. Please be sure to check in by 8:45 a.m. Eastern time on June 1, 2022, the day of the Annual Meeting, so we may address any technical difficulties before the live audio webcast for the Annual Meeting begins.
If you encounter any difficulties accessing the live audio webcast for the Annual Meeting during the check-in or meeting time, please email VirtualMeeting@viewproxy.com or call 1-866-612-8937.
The platform we are using for the live audio webcast for the Annual Meeting will require the ability to run a temporary application in order for you to join the live audio webcast for the Annual Meeting.
Who can vote at the Annual Meeting?
Only stockholders of record at the close of business on April 5, 2022 (the “Record Date”) will be entitled to vote at the Annual Meeting. On the Record Date, there were 24,016,917 shares of common stock outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If on April 5, 2022, your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record. As a stockholder of record, you may vote at the Annual Meeting if you participate virtually or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares in advance of the Annual Meeting electronically through the internet, over the telephone or by completing and returning a printed proxy card that you may request or that we may elect to deliver at a later time to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If on April 5, 2022, your shares were held, not in your name, but rather in an account at a brokerage firm, bank or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares at the Annual Meeting even if you participate virtually, unless you request and obtain a valid proxy from your broker, bank or other agent.
What am I voting on?
There are two matters scheduled for a vote:
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Election of two (2) Class II directors, Ran Nussbaum and Mary Ann Gray, Ph.D., each to hold office until the 2025 Annual Meeting of Stockholders (Proposal 1); and

•
Ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal 2).

What if another matter is properly brought before the Annual Meeting?
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.
How can I vote?
You may either vote “FOR” all the proposed nominees to the Board or you may “WITHHOLD” your vote for any nominee you specify. Proxies cannot be voted for a greater number of persons than the two nominees named in this Proxy Statement. With respect to the proposal to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022, you may vote “FOR” or “AGAINST” or abstain from voting.
The procedures for voting are fairly simple:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may (1) vote online at the Annual Meeting or (2) in advance of the Annual Meeting, vote by proxy over the telephone, vote by proxy through the internet or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Annual Meeting, we urge you to vote in advance of the Annual Meeting by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote electronically even if you have already voted by proxy.
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To vote your shares electronically at the Annual Meeting, you will need to visit www.FCRvote.com/KROS during the Annual Meeting while the polls are open. You will need the virtual control number, which will be included on your Notice or proxy card.

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To vote over the telephone, dial toll-free 1-866-402-3906 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the control number from the Notice.

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To vote through the internet, go to www.FCRvote.com/KROS to complete an electronic proxy card. You will be asked to provide the control number from the Notice.

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To vote by using a printed proxy card that may be delivered to you, simply complete, sign and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a Notice containing voting instructions from that organization rather than from us. Simply follow the voting instructions in the Notice to ensure that your vote is counted. To vote electronically at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form. During the Annual Meeting while the polls are open, you will need to visit www.FCRvote.com/KROS to vote electronically. You will need the virtual control number assigned to you in your registration confirmation email.

Internet proxy voting may be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

Can I vote my shares by filling out and returning the Notice?
No. The Notice identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to vote: by telephone, through the internet, by requesting and returning a printed proxy card or by submitting a ballot electronically at the Annual Meeting.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of common stock you own as of April 5, 2022.
If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?
If you are a stockholder of record and do not vote by telephone, through the internet, by completing the printed proxy card that may be delivered to you or electronically at the Annual Meeting, your shares will not be voted.
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “FOR” the election of both of the nominees for director and “FOR” the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. If any other matter is properly presented at the Annual Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.
If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?
If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. Brokers, banks and other securities intermediaries may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine”, but not with respect to “non-routine” matters. Proposal 1 is considered to be “non-routine,” meaning that your broker may not vote your shares on those proposals in the absence of your voting instructions. However, Proposal 2 is considered to be a “routine” matter, meaning that if you do not return voting instructions to your broker, bank or other agent by its deadline, your shares may be voted by your broker, bank or other agent in its discretion on Proposal 2.
If you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

What are “broker non-votes”?
As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed to be “non-routine,” the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.” Proposal 1 is considered to be “non-routine” and we, therefore, expect broker non-votes to exist in connection with Proposal 1.
As a reminder, if you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.
Can I change my vote after submitting my proxy?
Stockholder of Record: Shares Registered in Your Name
Yes. You can revoke your proxy at any time before the vote during the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
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You may grant a subsequent proxy by telephone or through the internet.

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You may submit another properly completed proxy card with a later date (which automatically revokes the earlier proxy).

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You may send a timely written notice that you are revoking your earlier-dated proxy to our Corporate Secretary c/o Keros Therapeutics, Inc., 99 Hayden Avenue, Suite 120, Building E, Lexington, Massachusetts 02421.

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You may attend the Annual Meeting virtually and vote electronically. Simply attending the Annual Meeting will not, by itself, revoke your proxy. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions or vote by telephone or through the internet in advance of the Annual Meeting so that your vote will be counted if you later decide not to attend the Annual Meeting.

Your most current proxy card or telephone or internet proxy is the one that is counted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If your shares are held by your broker, bank or other agent, you should follow the instructions provided by your broker, bank or other agent.
How are votes counted?
Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for Proposal 1 to elect directors, votes “FOR,” “WITHHOLD” and broker non-votes; and, with respect to Proposal 2, votes “FOR,” “AGAINST” and abstentions. Abstentions will be counted towards the vote total for each proposal, other than the election of directors (Proposal 1). Abstentions will have the same effect as “AGAINST” votes on Proposal 2 and will have no effect on Proposal 1. Broker non-votes on Proposal 1 will have no effect and will not be counted towards the vote total for Proposal 1.

How many votes are needed to approve each proposal?
The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.
Proposal No.	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1	Election of directors	Directors will be elected by a plurality of the votes cast at the Annual Meeting by the holders of shares present by remote communication or represented by proxy and entitled to vote on the election of directors. The two nominees receiving the most “FOR” votes will be elected as directors; withheld votes will have no effect	No effect	No effect
2	Ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022	“FOR” votes from the holders of a majority of shares present by remote communication or represented by proxy and entitled to vote on the subject matter	Against	Not applicable(1)

(1)
This proposal is considered to be a “routine” matter. Accordingly, if you hold your shares in street name and do not provide voting instructions to your broker, bank or other agent that holds your shares, your broker, bank or other agent has discretionary authority to vote your shares on this proposal.

What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present virtually at the Annual Meeting or represented by proxy. On the Record Date, there were 24,016,917 shares outstanding and entitled to vote. Thus, the holders of 12,008,459 shares must be present virtually or represented by proxy at the Annual Meeting to have a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote electronically at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the meeting virtually or represented by proxy may adjourn the meeting to another date.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of remote communication.

Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
When are stockholder proposals and director nominations due for next year’s annual meeting?
To be considered for inclusion in next year’s proxy materials, you must submit your proposal, in writing, by February 1, 2023, to our Corporate Secretary c/o Keros Therapeutics, Inc., 99 Hayden Avenue, Suite 120, Building E, Lexington, Massachusetts 02421, and you must comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Our bylaws also establish an advance notice procedure if you wish to present a proposal before an annual meeting of stockholders but you are not requesting that your proposal or nomination be included in next year’s proxy materials. To be timely for our 2023 Annual Meeting of Stockholders, our Corporate Secretary must receive the written notice at our principal executive offices not later than the close of business on March 3, 2023 nor earlier than the close of business on February 1, 2023. However, if we hold our 2023 Annual Meeting of Stockholders more than 30 days before or after June 1, 2023 (the one-year anniversary date of the 2022 Annual Meeting of Stockholders), then timely notice of a stockholder proposal that is not intended to be included in our proxy statement must be received not earlier than the close of business on the 120th day prior to the 2023 Annual Meeting of Stockholders and not later than the close of business on the later of the 90th day prior to the 2023 Annual Meeting of Stockholders or the 10th day following the day on which public announcement of the date of the 2023 Annual Meeting of Stockholders is first made. You are also advised to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.
In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 9, 2023.

PROPOSAL 1
ELECTION OF DIRECTORS
Our Board is divided into three classes. Each class consists, as nearly as possible, of an equal number of directors, and each class has a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified.
The Board presently has seven members. There are two Class II directors whose terms of office expire in 2022: Ran Nussbaum and Mary Ann Gray, Ph.D. Mr. Nussbaum and Dr. Gray, both current directors, have been nominated for reelection at the Annual Meeting by the Nominating and Corporate Governance Committee. If elected at the Annual Meeting, each of these nominees would serve until the 2025 Annual Meeting of Stockholders and until his or her successor has been duly elected and qualified, or, if sooner, until his or her death, resignation or removal. It is our policy to invite directors and nominees for director to attend the Annual Meeting.
Vote Required
Directors are elected by a plurality of the votes of the holders of shares present by virtual attendance or represented by proxy and entitled to vote on the election of directors. Accordingly, if a quorum is present, the two nominees receiving the highest number of affirmative votes will be elected as Class II directors. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named below. Proxies cannot be voted for a greater number of persons than the two nominees named in this Proxy Statement. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee that we will propose. Each nominee has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.
Director Nominees and Continuing Directors
The Nominating and Corporate Governance Committee seeks to assemble a Board that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial expertise, diversity and high-level management experience necessary to oversee and direct our business. To that end, the Nominating and Corporate Governance Committee has identified and evaluated nominees in the broader context of the Board’s overall composition, with the goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities that the Nominating and Corporate Governance Committee views as critical to effective functioning of the Board. To provide a mix of experience and perspective on the Board, the Nominating and Corporate Governance Committee also takes into account geographic, gender, age and ethnic diversity.
The following is a brief biography of each nominee for director and each director whose term of office will continue after the Annual Meeting, and a discussion of the specific experience, qualifications, attributes or skills of each nominee that led the Nominating and Corporate Governance Committee to recommend that person as a nominee for director, as of the date of this Proxy Statement. However, each of the members of the Nominating and Corporate Governance Committee may have a variety of reasons why a particular person would be an appropriate nominee for the Board, and these views may differ from the views of other members.
Nominees for Election as a Class II Director for a Three-Year Term Expiring at the 2025 Annual Meeting of Stockholders
Ran Nussbaum, age 49, has served as a member of our Board since April 2016. Since January 2004, Mr. Nussbaum has served as a Managing Partner and the Co-Founder of Pontifax. He also serves as a board member on many of Pontifax’s portfolio companies, including Eloxx Pharmaceuticals Ltd. and UroGen Pharma Ltd. Mr. Nussbaum previously served as a director of ArQule, Inc. (acquired by Merck & Co., Inc.), BioBlast Pharma Ltd., VBI Vaccines Inc. and Kite Pharma, Inc. until its acquisition by Gilead

Sciences, Inc. Our Board believes Mr. Nussbaum’s investment experience in the life sciences industry provides him with the qualifications to serve on our Board.
Mary Ann Gray, Ph.D., age 69, has served as a member of our Board since December 2020. Dr. Gray has been President of Gray Strategic Advisors, LLC, a biotechnology strategic planning and advisory firm, since September 2003. Previously, she served as Senior Analyst and Portfolio Manager of Federated Kaufmann Fund. Prior to Federated, she served as a biotechnology equity research analyst at multiple firms. Earlier in her career, she worked as a senior scientist both at Schering Plough Research and NeoRx Corporation. Dr. Gray currently serves on the board of directors of BioAtla, Inc., Palisade Bio, Inc. (formerly Seneca Biopharmaceuticals, Inc.), Sarepta Therapeutics, Inc. and Rapt Therapeutics, Inc. and previously served on the board of directors of many public and private biotechnology companies. Dr. Gray earned a B.S. from University of South Carolina, a Ph.D. in pharmacology from the University of Vermont and completed her post-doctoral work at Northwestern University Medical School and at the Yale University School of Medicine. Our Board believes that Dr. Gray’s extensive experience in the biotechnology and biopharmaceutical industry qualifies her to serve on our Board.
While our Board recognizes that Dr. Gray serves as a director of four other public companies, BioAtla, Inc., Palisade Bio, Inc., Sarepta Therapeutics, Inc. and Rapt Therapeutics, Inc., our Board believes that it is strongly in the best interests of the Company and our stockholders that Dr. Gray continue to serve as a director. Additionally, in April 2022, Sarepta Therapeutics, Inc. announced that Dr. Gray informed its board of directors that she has elected to not stand for reelection and will complete her term on its board of directors at the conclusion of Sarepta Therapeutics, Inc.’s 2022 annual meeting of stockholders. Notwithstanding these other commitments, Dr. Gray has demonstrated her ability to dedicate sufficient time and focus on her duties as a director of the Company, including by performing her roles as Chair of our Audit Committee and a member of our Compensation Committee. Dr. Gray attended all of our board meetings and all of our Audit Committee and Compensation Committee meetings held in 2021. Our Board believes that Dr. Gray provides great value to our Board, contributes significantly to discussions and decision-making, and has admirably performed the roles and responsibilities of a director, Chair of a committee and committee member. Dr. Gray is highly engaged with management and other members of our Board, regularly meeting in advance of Board and committee meetings to assist with planning and discussion topics. In addition to her demonstrated reliability and commitment to service on our Board, our Board considered her extensive experience serving on the boards of publicly traded life sciences companies and high-level accounting and financial expertise as key attributes in her selection. Our Board believes that Dr. Gray acquired a high level of financial literacy and expertise through her roles as President of a biotechnology strategic planning and advisory firm and as a Senior Analyst and Portfolio Manager. Dr. Gray serves on the audit committee and the nominating and corporate governance committee of BioAtla, Inc.’s board of directors, the nominating and corporate governance committee of Palisade Bio, Inc.’s board of directors, the audit committee and the nominating and corporate governance committee of Sarepta Therapeutics, Inc.’s board of directors, and the audit committee of Rapt Therapeutics, Inc.’s board of directors. In 2021, Dr. Gray attended all board and committee meetings held by BioAtla, Inc., Palisade Bio, Inc., Sarepta Therapeutics, Inc. and Rapt Therapeutics, Inc.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH CLASS I DIRECTOR NOMINEE NAMED ABOVE.
Class III Directors Continuing in Office Until the 2023 Annual Meeting of Stockholders
Tomer Kariv, age 60, has served as a member of our Board since January 2020. Mr. Kariv has served as Managing Partner and Co-Founder of The Pontifax Group, or Pontifax, a group of Israeli-based life sciences venture funds focusing on investments in development stage bio-pharmaceutical and med-tech technologies, since December 2004. Mr. Kariv currently serves on the board of Eloxx Pharmaceuticals, Inc., and he previously served on the boards of 89bio, Inc., Arno Therapeutics, Inc., Check-Cap Ltd., LogicBio Therapeutics, Inc., Macrocure Ltd. and VBI Vaccines Inc. Mr. Kariv also serves as a member of the boards of several private life sciences companies. Mr. Kariv received a B.A. in Economics from Harvard University and a J.D. from Harvard Law School. Our Board believes Mr. Kariv’s extensive experience as a venture capital investor, financial executive and board member qualifies him to serve on our Board.

Carl L. Gordon, Ph.D., C.F.A., age 57, has served as a member of our Board since March 2020. Dr. Gordon is a founding member, Managing Partner and Co-Head of Global Private Equity at OrbiMed Advisors LLC, an investment firm. Dr. Gordon currently serves on the boards of directors of Adicet Bio, Inc., Compass Therapeutics Inc., Gemini Therapeutics Inc., Kinnate Biopharma, Inc., Terns Pharmaceuticals, Inc. and Theseus Pharmaceuticals, Inc., as well as several private companies. Dr. Gordon previously served on the boards of directors of several companies, including Alector Inc., ARMO Biosciences, Inc., Arsanis, Inc. (which merged with X4 Pharmaceuticals, Inc.), Intellia Therapeutics, Inc., ORIC Pharmaceuticals, Inc., Passage Bio Inc., Prevail Therapeutics Inc., Selecta Biosciences, Inc., SpringWorks Therapeutics Inc. and Turning Point Therapeutics, Inc. Dr. Gordon received a B.A. in Chemistry from Harvard College, a Ph.D. in Molecular Biology from the Massachusetts Institute of Technology and was a Fellow at The Rockefeller University. Our Board believes that Dr. Gordon’s medical expertise, extensive business experience, and experience in venture capital and the life science industry qualify him to serve on our Board.
Class I Directors Continuing in Office Until the 2024 Annual Meeting of Stockholders
Jasbir Seehra, Ph.D., age 66, has served as our Chief Executive Officer and as a member of our Board since December 2015. Prior to joining us, Dr. Seehra served as the Chief Scientific Officer at Ember Therapeutics, Inc. from December 2011 to April 2015. From February 2004 to November 2010, Dr. Seehra served as the Co-Founder and Chief Scientific Officer of Acceleron Pharma Inc. Dr. Seehra serves on the board of directors of Eloxx Pharmaceuticals, Inc. He has also served as Vice President of Biological Chemistry at Wyeth Pharmaceuticals Inc. and led the small molecule lead discovery effort at Genetics Institute, Inc., where he helped build the institute’s small molecule drug discovery capabilities, including medicinal chemistry, high throughput screening and structural biology. Dr. Seehra received a B.Sc. and a Ph.D. in Biochemistry from the University of Southampton in England. He completed his postdoctoral work at the Massachusetts Institute of Technology. Our Board believes that Dr. Seehra’s extensive experience in the pharmaceutical industry and executive leadership experience provides him with the qualifications to serve on our Board.
Nima Farzan, age 46, has served as a member of our Board since March 2020. Mr. Farzan has served as the Chief Executive Officer and director of Kinnate Biopharma Inc. since March 2020. Mr. Farzan served as an advisor for a number of life sciences companies from October 2018 to February 2020. From 2011 to October 2018, Mr. Farzan was employed by PaxVax Corporation, serving as its President and Chief Executive Officer from April 2015 until the company’s acquisition by Emergent Biosolutions Inc. in October 2018. Prior to PaxVax, Mr. Farzan held positions of increasing seniority at Novartis AG from 2003 to 2011. From 1999 to 2002, Mr. Farzan served in various marketing and business development positions at DoubleTwist, Inc. and from 1997 to 1999, Mr. Farzan served as an associate at The Boston Consulting Group. Mr. Farzan has a bachelor’s degree in Human Biology from Stanford University and an M.B.A. from the Harvard Business School. Our Board believes that Mr. Farzan’s significant industry experience and corporate management experience qualify him to serve on our Board.
Julius Knowles, age 59, has served as a member of our Board since April 2016. Since January 2014, Mr. Knowles has served as a Partner at Mass General Brigham Ventures (formerly known as Partners Innovation Fund), the venture arm of Mass General Brigham (formerly known as Partners HealthCare). From March 2012 to January 2014, Mr. Knowles served as the Chief Executive Officer of X-BODY BioSciences Inc. (acquired by Juno Therapeutics, Inc.). From October 2006 to February 2012, Mr. Knowles was responsible for global technology and drug discovery collaborations at Novartis, including as the Head of the Platforms team for Strategic Alliances at Novartis Institute of Biomedical Research. From March 2002 to June 2006, Mr. Knowles served as the President of Novalar Pharmaceuticals, Inc. Mr. Knowles previously served as the Vice President of Business Development of Novacea, Inc. (acquired by Transcept Pharmaceuticals, Inc.) from June 2001 to March 2002, the Vice President of Business Development of SGX Pharmaceuticals, Inc. from October 1999 to June 2001 and the Director of Research and Development Planning at Vertex Pharmaceuticals, Inc. from June 1993 to October 1999. Mr. Knowles also serves on the board of several private life science companies. Mr. Knowles received a B.A. with distinction in Chemistry from Carleton College, an M.B.A. from the University of Pennsylvania and an M.Sc. in Chemistry from UC Berkeley. Our Board believes Mr. Knowles’ significant industry experience and corporate management experience qualify him to serve on our Board.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Board Diversity
The table below provides information relating to certain voluntary self-identified characteristics of our directors. Each of the categories listed in the table below has the meaning as set forth in Nasdaq Stock Market (“Nasdaq”) Rule 5605(f).
Board Diversity Matrix (As of April 18, 2022)
Total Number of Directors	#
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	4	—	2
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	2	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	2	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+			—
Did Not Disclose Demographic Background	2
Independence of The Board of Directors
As required under Nasdaq listing rules, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the company’s board. The Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.
Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the Company, our senior management and our independent registered public accounting firm, the Board has affirmatively determined that the following six directors are independent directors within the meaning of the applicable Nasdaq listing standards: Mr. Farzan, Dr. Gordon, Dr. Gray, Mr. Kariv, Mr. Knowles and Mr. Nussbaum. In making this determination, the Board found that none of these directors or nominees for director had a material or other disqualifying relationship with us. Dr. Seehra is not an independent director by virtue of his employment with us.
Accordingly, a majority of our directors are independent, as required under applicable Nasdaq rules. In making this determination, our Board considered the applicable Nasdaq rules and the current and prior relationships that each non-employee director has with us and all other facts and circumstances our Board deemed relevant in determining their independence, including their beneficial ownership of our capital stock.
Board Leadership Structure
The Board has an independent chair, Mr. Nussbaum, who has authority, among other things, to call and preside over Board meetings, including meetings of the independent directors, to set meeting agendas and to determine materials to be distributed to the Board. Accordingly, the Board Chair has substantial ability to shape the work of the Board. We believe that separation of the positions of Board Chair and Chief

Executive Officer reinforces the independence of the Board in its oversight of our business and affairs. In addition, we believe that having an independent Board Chair creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board to monitor whether management’s actions are in the best interests of the Company and our stockholders. As a result, we believe that having an independent Board Chair can enhance the effectiveness of the Board as a whole.
Role of the Board in Risk Oversight
The Company is subject to a variety of risks, including those described under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021. Some risks may be readily perceived and even quantified, while others are unexpected or unforeseeable. Risks can be external or can arise as a result of our internal business or financial activities.
The Board and our executive management team work together to manage our risks. It is management’s responsibility to identify various risks facing the Company, bring the Board’s attention to material risks, and implement appropriate risk management policies and procedures to manage risk exposure on a day-to-day basis. The Board has an active role in overseeing our risk management process directly or through its committees. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various Board standing committees that address risks inherent in their respective areas of oversight. Regarding the continued COVID-19 pandemic, our management is focused on addressing the concerns of our employees and matters related to our business, as well as updating and communicating with the full Board regularly. The full Board has oversight and has been engaged concerning the monitoring and identification of risks to the Company, and actions we are taking to mitigate risks related to this pandemic.
The Board has delegated responsibility for the oversight of specific risks to the Board committees as follows:
•
Our Audit Committee oversees management of financial risks. In addition to fulfilling its responsibilities for the oversight of our financial reporting processes and annual audit of the Company’s financial statements, our Audit Committee also reviews with the Company’s independent registered public accounting firm and the Company’s management the adequacy and effectiveness of our policies and procedures to assess, monitor and manage fraud risk and our ethical compliance program. Our Audit Committee takes appropriate actions to set the best practices and highest standards for quality financial reporting, sound business risk practices and ethical behavior.

•
Our Compensation Committee is responsible for overseeing the management of risks relating to our employment policies and executive compensation plans and arrangements. In connection with structuring the executive compensation program, our Compensation Committee, together with the Board, considers whether the elements of such program, individually or in the aggregate, encourage our executive management team to take unnecessary risks.

•
Our Nominating and Corporate Governance Committee manages the Company’s corporate governance practices and monitors the effectiveness of our Corporate Governance Guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Nominating and Corporate Governance Committee also reviews risks associated with the independence of the Board, potential conflicts of interest and risks relating to management and Board succession planning.

It is the responsibility of the chairperson of each committee of the Board to report findings regarding material risk exposures to the Board as quickly as possible. The Board has delegated to the Board Chair the responsibility of coordinating between the Board and management with regard to the determination and implementation of responses to any problematic risk management issues.
Meetings of the Board of Directors
The Board met six times during 2021. Each Board member attended 75% or more of the aggregate number of meetings of the Board and of the committees on which he or she served held during the portion of the last fiscal year for which he or she was a director or committee member.

INFORMATION REGARDING COMMITTEES OF THE BOARD OF DIRECTORS
The Board has three committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The following table provides membership and meeting information for fiscal 2021 for each of the Board committees:
Name	Audit	Compensation	Nominating and Corporate Governance
Nima Farzan	X		X
Carl L. Gordon, Ph.D., C.F.A.		X
Mary Ann Gray, Ph.D.†	X*	X
Tomer Kariv			X*
Julius Knowles	X		X
Ran Nussbaum		X*
Total meetings in fiscal 2021	4	4	3

*
Committee Chairperson

†
Financial Expert

Below is a description of each committee of the Board.
Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board has determined that each member of each committee meets the applicable Nasdaq rules and regulations regarding “independence,” and each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the Company.
Audit Committee
The Audit Committee is currently composed of three directors: Dr. Gray (Chair), Mr. Farzan and Mr. Knowles. The Audit Committee met four times during 2021. The Audit Committee also acts periodically by unanimous written consent in lieu of a formal meeting. The Board has adopted a written Audit Committee charter that is available to stockholders on our website at ir.kerostx.com.
The Board reviews the Nasdaq listing standards definition of independence for Audit Committee members on an annual basis and has determined that all of the current members of the Audit Committee are independent (as independence is currently defined under Rule 5605(c)(2)(A)(i) and (ii) of the Nasdaq listing rules and under Rule 10A-3 under the Exchange Act). The Board has also determined that Dr. Gray qualifies as an “audit committee financial expert,” as defined in applicable SEC rules. The Board made a qualitative assessment of Dr. Gray’s level of knowledge and experience based on a number of factors, including her formal education and previous and current experience serving on the audit committee of other public companies.
The Audit Committee was established by the Board in accordance with Section 3(a)(58)(A) of the Exchange Act to oversee our corporate accounting and financial reporting processes and audits of its financial statements. For this purpose, the Audit Committee performs several functions. The principal duties and responsibilities of the Audit Committee include, among other things:
•
evaluating the performance, independence and qualifications of our independent auditors and determining whether to retain our existing independent auditors or engage new independent auditors;

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reviewing and approving the engagement of our independent auditors to perform audit services and any permissible non-audit services;

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monitoring the rotation of partners of our independent auditors on our engagement team as required by law;

•
prior to engagement of any independent auditor, and at least annually thereafter, reviewing relationships that may reasonably be thought to bear on their independence, and assessing and otherwise taking the appropriate action to oversee the independence of our independent auditor;

•
reviewing our annual and quarterly financial statements and reports, including the disclosures contained under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and discussing the statements and reports with our independent auditors and management;

•
reviewing with our independent auditors and management significant issues that arise regarding accounting principles and financial statement presentation and matters concerning the scope, adequacy and effectiveness of our financial controls;

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reviewing with management and our auditors any earnings announcements;

•
establishing procedures for the receipt, retention and treatment of complaints received by us regarding financial controls, accounting or auditing matters and other matters;

•
preparing the report that the SEC requires in our annual proxy statement;

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reviewing and providing oversight of any related-person transactions in accordance with our related person transaction policy and reviewing and monitoring compliance with legal and regulatory responsibilities, including our Code of Business Conduct and Ethics;

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reviewing our major financial risk exposures, including the guidelines and policies to govern the process by which risk assessment and risk management is implemented; and

•
reviewing and evaluating on an annual basis the performance of the Audit Committee and the Audit Committee charter.

Report of the Audit Committee of the Board of Directors
The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2021 with our management. The Audit Committee has also reviewed and discussed with Deloitte & Touche LLP, our independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with Deloitte & Touche LLP the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and filed with the SEC.
Members of the Audit Committee
Mary Ann Gray, Chair
Nima Farzan
Julius Knowles
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
Compensation Committee
The Compensation Committee is currently composed of three directors: Dr. Gordon (Chair), Mr. Nussbaum and Dr. Gray. Dr. Gordon was appointed to serve as the Chair of the Compensation Committee in February 2022, and was previously a member of the Compensation Committee. All members of our Compensation Committee are independent (as independence is currently defined in Rule 5605(d)(2)

of the Nasdaq listing rules). The Compensation Committee met four times during 2021. The Board has adopted a written Compensation Committee charter that is available to stockholders on our website at ir.kerostx.com.
The Compensation Committee acts on behalf of the Board to review, adopt and approve the Company’s compensation strategy, policies, plans and programs, including:
•
reviewing, modifying and approving (or if it deems appropriate, making recommendations to the full Board regarding) our overall compensation strategy and policies;

•
reviewing and approving (or if it deems appropriate, making recommendations to the full Board regarding) the compensation and other terms of employment of our executive officers;

•
reviewing and approving (or if it deems appropriate, making recommendations to the full Board regarding) performance goals and objectives relevant to the compensation of our executive officers and assessing their performance against these goals and objectives;

•
evaluating and approving (or if it deems it appropriate, making recommendations to the full Board regarding) the equity incentive plans, compensation plans and similar programs advisable for us, as well as modifying or terminating existing plans and programs;

•
evaluating risks associated with our compensation policies and practices and assessing whether risks arising from our compensation policies and practices for our employees are reasonably likely to have a material adverse effect on us;

•
reviewing and making recommendations to the full Board regarding the type and amount of compensation to be paid or awarded to our non-employee Board members;

•
reviewing and assessing the independence of compensation consultants, legal counsel and other advisors as required by Section 10C of the Exchange Act;

•
administering our equity compensation plans, pension and profit-sharing plans, stock purchase plans, bonus plans, deferred compensation plans and other similar plans and programs;

•
reviewing the competitiveness of our executive compensation programs and evaluating the effectiveness of our compensation policy and strategy in achieving expected benefits to us;

•
reviewing with management and approving our disclosures under the caption “Compensation Discussion and Analysis” in our periodic reports or proxy statements to be filed with the SEC, to the extent such caption is included in any such report or proxy statement;

•
preparing the report that the SEC requires in our annual proxy statement; and

•
reviewing and evaluating on an annual basis the performance of the Compensation Committee and the Compensation Committee charter.

Compensation Committee Processes and Procedures
Typically, the Compensation Committee meets quarterly and with greater frequency if necessary. The Compensation Committee also acts periodically by unanimous written consent in lieu of a formal meeting. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with management. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisers or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. Our Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation or individual performance objectives.
The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of the Company. In addition, under the charter, the Compensation Committee has the authority to obtain, at our expense, advice and assistance from compensation consultants and internal and external legal, accounting or other advisers and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The

Compensation Committee has direct responsibility for the oversight of the work of any consultants or advisers engaged for the purpose of advising the Compensation Committee. In particular, the Compensation Committee has the sole authority to retain, in its sole discretion, compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under its charter, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the Compensation Committee, other than in-house legal counsel and certain other types of advisers, only after assessing the independence of such person in accordance with SEC and Nasdaq requirements that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent.
During the past fiscal year, after taking into consideration the six factors prescribed by the SEC and Nasdaq, the Compensation Committee engaged Radford, a compensation consulting platform of Aon Consulting Inc., as compensation consultants. The Compensation Committee requested that Radford:
•
evaluate the efficacy of our existing compensation strategy and practices in supporting and reinforcing our long-term strategic goals; and

•
assist in refining our compensation strategy and in developing and implementing an executive compensation program to execute that strategy.

As part of its engagement, Radford was requested by the Compensation Committee to develop a comparative group of companies and to perform analyses of competitive performance and compensation levels for that group. Radford ultimately developed recommendations that were presented to the Compensation Committee for its consideration.
Under its charter, the Compensation Committee may form, and delegate authority to, subcommittees consisting of one or more members of the Board (whether or not he or she is on the Compensation Committee), to the extent allowed under applicable law and stock exchange listing requirements.
In 2020, the Compensation Committee formed a delegated subcommittee, currently composed of Jasbir Seehra, Ph.D. and Keith Regnante, to which it delegated authority to grant, without any further action required by the Compensation Committee, stock options to employees who are not executive officers of the Company per the Company’s equity grant delegation policy. The purpose of this delegation of authority is to enhance the flexibility of option administration within the Company and to facilitate the timely grant of options to non-executive officer employees, particularly new employees, within specified limits approved by the Compensation Committee. In particular, the subcommittee may not grant options to acquire more than an aggregate of 350,000 shares and can only make grants on certain prescheduled grant dates throughout the year. Typically, as part of its oversight function, the Compensation Committee will review on a quarterly basis the list of grants made by the subcommittee. During fiscal 2021, the subcommittee exercised its authority to grant options to purchase an aggregate of 164,700 shares to non-executive officer employees.
Generally, the Compensation Committee’s process comprises two related elements: the determination of compensation levels and the establishment of performance objectives for the current year. For executives other than our Chief Executive Officer, the Compensation Committee solicits and considers evaluations and recommendations submitted to the Compensation Committee by our Chief Executive Officer. The evaluation of our Chief Executive Officer’s performance is conducted by the Compensation Committee, which determines any adjustments to his compensation as well as awards to be granted. For all executives and directors as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, executive and director stock ownership information, Company stock performance data, analyses of historical executive compensation levels and current Company-wide compensation levels and recommendations of Radford, including analyses of executive and director compensation paid at other companies identified by the consultant.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee is composed of three directors: Messrs. Kariv (Chair), Farzan and Knowles. All members of the Nominating and Corporate Governance Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing rules). The Nominating and Corporate Governance Committee met three times during 2021. The Nominating and

Corporate Governance Committee also acts periodically by unanimous written consent in lieu of a formal meeting. The Board has adopted a written Nominating and Corporate Governance Committee charter that is available to stockholders on our website at ir.kerostx.com.
The Nominating and Corporate Governance Committee of the Board is responsible for:
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identifying and evaluating candidates to serve as directors of the Company (consistent with criteria approved by the Board);

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determining the minimum qualifications for service on our Board;

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evaluating director performance on the Board and applicable committees of the Board and determining whether continued service on our Board is appropriate;

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evaluating, nominating and recommending individuals for membership on our Board;

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evaluating nominations by stockholders of candidates for election to our Board;

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considering and assessing the independence of members of our Board;

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developing a set of corporate governance policies and principles and recommending to our Board any changes to such policies and principles;

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reviewing and making recommendations to the Board with respect to management succession planning;

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considering questions of possible conflicts of interest of directors as such questions arise; and

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reviewing and evaluating on an annual basis the performance of the Nominating and Corporate Governance Committee and the Nominating and Corporate Governance Committee charter.

The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements and having the highest personal integrity and ethics. The Nominating and Corporate Governance Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having a diverse personal background, perspective and experience, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment, experience as a board member or executive officer of another publicly held company and having the commitment to rigorously represent the long-term interests of our stockholders. However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board, our operating requirements and the long-term interests of our stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee typically considers diversity of backgrounds, which is construed broadly to include differences of viewpoint, age, skill, gender, race and other individual characteristics; and such other factors as it deems appropriate given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability.
The Nominating and Corporate Governance Committee appreciates the value of thoughtful board refreshment, and regularly identifies and considers qualities, skills and other director attributes that would enhance the composition of the Board. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews these directors’ overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the

Board. The Nominating and Corporate Governance Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote.
The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board may do so by delivering a written recommendation to the Nominating and Corporate Governance Committee at the following address: Keros Therapeutics, Inc., 99 Hayden Avenue, Suite 120, Building E, Lexington, Massachusetts 02421, Attention: Secretary at least 90 days, but no more than 120 days, prior to the anniversary date of the mailing of our proxy statement for the last annual meeting. Submissions must include the name and address of the stockholder on whose behalf the submission is made, the number and class of shares of our capital stock that are beneficially owned by such stockholder as of the date of the submission, the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information of the proposed nominee and a description of the proposed nominee’s qualifications as a director. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected. You should refer to our amended and restated bylaws for a complete description of the required procedures for nominating a candidate to our Board.
Stockholder Communications with the Board of Directors
Stockholder communications will be reviewed by one or more employees of the Company designated by the Board, who will determine whether the communication should be presented to the Board. The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications (such as advertisements, solicitations and hostile communications). All communications directed to the Audit Committee in accordance with our Whistleblower Policy for Accounting and Auditing Matters that relate to questionable accounting or auditing matters involving the Company will be promptly and directly forwarded to the Audit Committee. We also have a corporate ethics hotline to allow complaints related to questionable accounting or auditing matters. All inquiries made through this hotline are immediately directed to the Chair of the Audit Committee.
Code of Business Conduct and Ethics
We have adopted the Keros Therapeutics, Inc. Code of Business Conduct and Ethics that applies to all of our officers, directors and employees. The Code of Business Conduct and Ethics is available on our website at ir.kerostx.com. If we make any substantive amendments to the Code of Business Conduct and Ethics or we grant any waiver from a provision of the Code of Business Conduct and Ethics to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website.
Corporate Governance Guidelines
Our Corporate Governance Guidelines are designed to assure that the Board will have the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The Corporate Governance Guidelines are also intended to align the interests of directors and management with those of our stockholders. The Corporate Governance Guidelines set forth the practices the Board intends to follow with respect to board composition and member selection, board meetings and involvement of senior management, Chief Executive Officer performance evaluation and succession planning, board committees and compensation and board assessment. The Board regularly monitors developments in corporate governance practices and regulatory changes and periodically assesses the adequacy of and may modify our Corporate Governance Guidelines and committee charters as warranted in light of such developments. The Corporate Governance Guidelines, as well as the charters for each committee of the Board, may be viewed on our website at ir.kerostx.com.
Hedging Prohibition
Our Board has adopted the Keros Therapeutics, Inc. Insider Trading Policy, which prohibits any employee or director from engaging in short sales, transactions in put or call options, hedging transactions, margin accounts, pledges or other inherently speculative transactions with respect to our common stock at any time.

PROPOSAL 2
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
The Audit Committee has selected Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 and has further directed that management submit the selection of our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Deloitte & Touche LLP has audited our financial statements since 2019. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither our bylaws nor other governing documents or applicable law require stockholder ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of Deloitte & Touche LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and our stockholders.
Vote Required
The affirmative vote of the holders of a majority of the shares present by virtual attendance or represented by proxy and entitled to vote on the matter at the Annual Meeting will be required to ratify the selection of Deloitte & Touche LLP.
Principal Accountant Fees and Services
The following table represents aggregate fees billed to us for the fiscal years ended December 31, 2021 and 2020 by Deloitte & Touche LLP.
	Fiscal Year Ended
	2021	2020
Audit Fees(1)	$670,504	$590,520
Tax Fees	$99,244	$21,525
Total Fees	$769,748	$612,045

(1)
Audit fees consist of fees billed for professional services provided in connection with the audit of our annual financial statements, the review of our quarterly financial statements and audit services that are normally provided by independent registered public accounting firm in connection with regulatory filings. The audit fees also include fees for professional services provided in connection with our initial public offering (“IPO”), our public offering of common stock in November 2020 and our other SEC registration statements, incurred during the fiscal years ended December 31, 2021 and 2020, including comfort letters, consents and review of documents filed with the SEC.

All fees described above were pre-approved by the Audit Committee.
Pre-Approval Policies and Procedures
The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm, Deloitte & Touche LLP. The policy generally permits pre-approval of specified services in the defined categories of audit services, audit-related services, tax services and non-audit services. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent registered public accounting firm or on an individual, explicit, case-by-case basis before the independent registered public accounting firm is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.
The Audit Committee has determined that the rendering of services other than audit services by Deloitte & Touche LLP is compatible with maintaining the principal accountant’s independence.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 2.

EXECUTIVE OFFICERS
The following table sets forth, for our executive officers, their ages and position held with us as of the date of this proxy statement:
Name	Age	Principal Position
Jasbir Seehra, Ph.D.	66	Chief Executive Officer and Director
Keith Regnante	52	Chief Financial Officer
Simon Cooper, M.B.B.S.	53	Chief Medical Officer
Jennifer Lachey, Ph.D.	49	Chief Scientific Officer
Christopher Rovaldi	48	Chief Operating Officer
Biographical information for Dr. Seehra is presented above under the caption “Class I Directors Continuing in Office Until the 2024 Annual Meeting of Stockholders.”
Keith Regnante has served as our Chief Financial Officer since February 2020. Prior to joining us, from August 2016 to January 2020, Mr. Regnante served as Chief Financial Officer at Wave Life Sciences Ltd. From February 2014 to August 2016, Mr. Regnante served as Vice President of Finance at Shire Pharmaceuticals, or Shire, a global biopharmaceutical company. Mr. Regnante also served on the Financial Leadership Team and the R&D Leadership Team while he was at Shire. From September 2013 to February 2014, he served as Head of R&D Finance for ARIAD Pharmaceuticals, Inc. From January 1999 to August 2013, Mr. Regnante held multiple finance positions at Biogen Inc., including Senior Director of Corporate Finance from 2011 to 2013, Senior Director of Worldwide R&D Finance from 2008 to 2011 and several other positions dating back to 1999. Prior to these roles, Mr. Regnante worked as a consultant at The Boston Consulting Group. He holds a B.A. in Economics from Tufts University and an M.B.A. from the MIT Sloan School of Management.
Simon Cooper, M.B.B.S., has served as our Chief Medical Officer since August 2021. Prior to joining us, Dr. Cooper most recently serving as the Senior Vice President, Chief Medical Officer of Kadmon Holdings, Inc. from March 2021 to July 2021. Prior to that, Dr. Cooper served as Chief Medical Officer of Anokion SA, a private biopharmaceutical company, from January 2019 to February 2021. From May 2016 to December 2018, Dr. Cooper served as Asset Strategy Leader at AbbVie Inc. From July 2014 to May 2016, Dr. Cooper served as Vice President, Global Project Head, Immunology and Inflammation, at Sanofi S.A. From November 2012 to July 2014, Dr. Cooper served as Global Program Medical Director at Novartis International AG. Prior to that, Dr. Cooper served as Executive Director, Clinical Research at Human Genome Sciences. Earlier in his career, Dr. Cooper worked in various clinical research positions at MedIumme Ltd., Roche, Napp Pharmaceutical Research Limited, Wyeth Research and Medeval Limited. Dr. Cooper received an M.B.B.S. from University of Newcastle upon Tyne in the United Kingdom before undertaking his higher medical training in Oxford, UK.
Jennifer Lachey, Ph.D., has served as our Chief Scientific Officer since June 2019, and as our Vice President of Biology and Pharmacology since July 2016. Prior to joining us, Dr. Lachey served as a Senior Director at Seres Therapeutics, Inc. from March 2015 to July 2016. From July 2012 to January 2015, Dr. Lachey served as the Senior Director of Preclinical Pharmacology at Ember Therapeutics, Inc. From January 2008 to July 2012, Dr. Lachey served as the Associate Director of Preclinical Pharmacology at Acceleron Pharma Inc. Dr. Lachey received a B.Sc. in Biology from Indiana University, and a Ph.D. in Neurobiology from the University of Cincinnati. Dr. Lachey completed her post-doctoral training at Beth Israel Deaconess Medical Center.
Christopher Rovaldi has served as our Chief Operating Officer since February 2022. Prior to joining us, Mr. Rovaldi served as a consultant to biotechnology companies since August 2018, including through his role as President of NS Biopharma Consulting, LLC, a biotechnology consulting firm, since May 2019. From 2007 to May 2018, Mr. Rovaldi held multiple positions of increasing responsibility at Acceleron Pharma Inc., including Director, Program Management from 2007 to 2008, Senior Director, Program Management from 2008 to 2010, Vice President, Program Management from 2010 to 2013 and Senior Vice President, Program Management and Operations from 2013 to May 2018. Prior to Acceleron Pharma Inc., Mr. Rovaldi worked at Idenix Pharmaceuticals, Inc. from 2004 to 2007 and at Cubist Pharmaceuticals, Inc.

from 2000 to 2004. He has over 20 years of program and portfolio management experience developing biologics and small molecules from the pre-investigational new drug application stage to marketing authorization. Mr. Rovaldi received a B.S. and an M.Sc. degree, each in Microbiology, from the University of New Hampshire.

EXECUTIVE COMPENSATION
Our named executive officers, consisting of our principal executive officer and the next two most highly compensated executive officers, for the fiscal year ended December 31, 2021 were:
•
Jasbir Seehra, Ph.D., Chief Executive Officer and Director;

•
Keith Regnante, Chief Financial Officer; and

•
Jennifer Lachey, Ph.D., Chief Scientific Officer.

Summary Compensation Table
The following table shows, for the periods presented, compensation awarded to, paid to or earned by our named executive officers:
Name and Principal Position	Year	Salary ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation(2)	All Other Compensation ($)	Total ($)
Jasbir Seehra, Ph.D.(3)	2021	556,800	6,325,872	348,000	3,287(4)	7,233,959
Chief Executive Officer and Director	2020	521,014	8,713,137	262,650	3,498(5)	9,500,299
Keith Regnante	2021	401,800	2,444,315	200,900	540(6)	3,047,555
Chief Financial Officer	2020	323,170	1,901,352	138,000	521(6)	2,363,042
Jennifer Lachey, Ph.D.	2021	402,800	2,101,166	201,400	540(6)	2,705,906
Chief Scientific Officer	2020	370,196	3,017,362	154,200	521(6)	3,542,278

(1)
This column reflects the aggregate grant date fair value of option awards granted during the year measured pursuant to Financial Accounting Standard Board Accounting Standards Codification Topic 718, the basis for computing stock-based compensation in our audited consolidated financial statements. This calculation assumes that the named executive officer will perform the requisite service for the award to vest in full as required by SEC rules. The assumptions we used in valuing options are described in the notes to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021. These amounts do not reflect the actual economic value that will be realized by the named executive officer upon vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options.

(2)
This column reflects the amount of performance-based incentive compensation earned by our named executive officers for the periods presented. For more information, see below under “— Non-Equity Incentive Plan Compensation.”

(3)
Dr. Seehra is also a member of our Board, but does not receive any additional compensation in his capacity as a director.

(4)
Represents (i) the amount of payroll taxes required to be contributed by the Massachusetts Family Medical Leave Act, which we have elected to pay on behalf of each of our employees, in the amount of $540 and (ii) reimbursed cell phone expenses in the amount of $2,747.

(5)
Represents (i) the amount of payroll taxes required to be contributed by the Massachusetts Family Medical Leave Act, which we have elected to pay on behalf of each of our employees, in the amount of $521 and (ii) reimbursed cell phone expenses in the amount of $2,977.

(6)
Represents the amount of payroll taxes required to be contributed by the Massachusetts Family Medical Leave Act, which we have elected to pay on behalf of each of our employees.

Narrative to Summary Compensation Table
The Compensation Committee has historically determined our executives’ compensation and determines the compensation of our named executive officers. Our Compensation Committee typically reviews and discusses management’s proposed compensation with the Chief Executive Officer for all executives other than the Chief Executive Officer. Based on those discussions and its discretion, the Compensation Committee then approves the compensation of each executive officer after discussions without members of management present. We generally do not provide perquisites or personal benefits, except in situations where we believe it is appropriate to assist an individual in the performance of his or her duties, to make our executive officers more efficient and effective, and for recruitment and retention purposes.
Annual Base Salary
The annual base salaries of our named executive officers are generally reviewed, determined and approved by the Compensation Committee in order to compensate our named executive officers for the satisfactory performance of duties to our Company. Annual base salaries are intended to provide a fixed component of compensation to our named executive officers, reflecting their skill sets, experience, roles and responsibilities. Base salaries for our named executive officers have generally been set at levels deemed necessary to attract and retain individuals with superior talent.
The following table sets forth the annual base salaries for each of our named executive officers for 2021 and 2022:
Name	2021 Base Salary ($)	2022 Base Salary ($)
Jasbir Seehra, Ph.D.	556,800	605,000
Chief Executive Officer and Director
Keith Regnante	401,800	425,000
Chief Financial Officer
Jennifer Lachey, Ph.D.	402,800	425,000
Chief Scientific Officer
Non-Equity Incentive Plan Compensation
We seek to motivate and reward our executives for achievements relative to our corporate goals and expectations for each fiscal year. Each of our named executive officers is eligible to receive an annual performance bonus based on the achievement of Company-wide annual performance goals as determined by our Board upon recommendation by our Compensation Committee. For 2021, these goals included research and clinical objectives and corporate objectives. Each officer is assigned a target bonus expressed as a percentage of his or her base salary. The target bonus amounts for Dr. Seehra, Mr. Regnante and Dr. Lachey for 2021 were set at 50%, 40% and 40%, respectively. In January 2022, the Compensation Committee determined that the 2021 corporate goals were achieved at 125% and, as a result, approved annual performance bonuses for Dr. Seehra, Mr. Regnante and Dr. Lachey in the amounts of $348,000, $200,900 and $201,400, respectively, as reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table above.
Equity-Based Incentive Awards
Our equity-based incentive awards are designed to align our Company’s interests with those of our employees and consultants, including our named executive officers. The Board or the Compensation Committee is responsible for approving equity grants. As of December 31, 2021, we have granted equity awards to our named executive officers in the form of stock options. Vesting of the stock options is tied to continuous service with us and serves as an additional retention measure. Our executives generally are awarded an initial grant upon commencement of employment. Additional grants may occur periodically in order to incentivize and reward executives as the Compensation Committee and the Board determine appropriate.
Prior to our IPO in April 2020, we granted all equity awards pursuant to the 2017 Stock Incentive Plan, as amended (the “2017 Plan”). Following our IPO, we have granted all equity awards pursuant to the 2020 Equity Incentive Plan (the “2020 Plan”). All stock options are granted with a per share exercise price equal to no less than the fair market value of a share of our common stock on the date of grant of each award.

In January 2021, our Compensation Committee approved and granted option grants to each of our named executive officers in the amounts of 127,200 shares to Dr. Seehra, 49,150 shares to Mr. Regnante and 42,250 shares to Dr. Lachey, each of which have an exercise price of $70.93 per share. The Compensation Committee determined the size of these option grants in its discretion, in the context of each named executive officer’s total compensation, taking into account the market data provided by Radford in addition to the individual officer’s responsibilities and performance and the recommendations of the Chief Executive Officer (except as to his own performance) with respect to appropriate grants and any particular individual circumstances. The options vest over a four-year period, with 25% of the shares subject to the option vesting on January 7, 2021, with the remainder vesting monthly in equal quarterly installments over the following 36 months, subject to the executive’s continuous service with us as of each such vesting date. The options are eligible to accelerate under certain circumstances in accordance with the named executive officer’s employment agreement. See “— Potential Payments upon Termination or Change of Control” below for a description of vesting acceleration applicable to stock options held by our named executive officers.
Outstanding Equity Awards as of December 31, 2021
The following table sets forth certain information about equity awards granted to our named executive officers that remained outstanding as of December 31, 2021.
	Option Awards(1)
Name	Grant Date	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price Per Share ($)	Option Expiration Date
Jasbir Seehra, Ph.D..................	1/10/2021	1/7/2021(2)	—	127,200	70.93	1/9/2031
	4/7/2020	3/1/2020(2)	304,748	391,821	16.00	4/6/2030
	6/19/2019	12/1/2018(2)	36,815	12,272	0.48	6/18/2029
	3/26/2018	12/18/2017(3)	13,822	—	0.30	3/25/2028
	3/26/2018	12/18/2017(4)	301,811	—	0.30	3/25/2028
Keith Regnante........................	1/10/2021	1/7/2021(2)	—	49,150	70.93	1/9/2031
	4/7/2020	3/1/2020(2)	8,063	10,367	16.00	4/6/2030
	4/7/2020	2/24/2020(2)	58,459	75,163	16.00	4/6/2030
Jennifer Lachey, Ph.D..............	1/10/2021	1/7/2021(2)	—	42,250	70.93	1/9/2031
	4/7/2020	3/1/2020(2)	105,534	135,688	16.00	4/6/2030
	6/19/2019	12/1/2018(2)	27,645	9,216	0.48	6/18/2029
	6/12/2019	5/13/2019(2)	30,237	18,143	0.48	6/11/2029
	3/26/2018	12/18/2017(4)	95,255	—	0.30	3/25/2028

(1)
All of the option awards listed in the table above granted prior to the pricing of our IPO on April 7, 2021 were granted under our 2017 Plan and all of the option awards granted on or after the pricing of our IPO were granted under our 2020 Plan.

(2)
Each option award vests as follows: 25% of the shares subject to the option vest on the first anniversary of the vesting commencement date and 6.25% of the shares subject to the option vest at the end of each successive three (3) month period following the first anniversary of the vesting commencement date until the fourth anniversary of the vesting commencement date.

(3)
Each option award vests as follows: 8.33% of the shares subject to the option vest at the end of each successive three (3) month period following the vesting commencement date until the third anniversary of the vesting commencement date.

(4)
Each option award vests as follows: 50% of the shares subject to the option are fully vested and 6.25% of the shares subject to the option vest at the end of each successive three (3) month period following the vesting commencement date until the second anniversary of the vesting commencement date.

Outstanding Equity Awards Subsequent to December 31, 2021
On January 21, 2022, our Compensation Committee approved option grants to each of our named executive officers in the amounts of 165,000 shares to Dr. Seehra, 50,000 shares to Mr. Regnante and 50,000 shares to Dr. Lachey, each with an exercise price of $46.30 per share. The options vest over a four-year period, with 25% of the shares subject to the option vesting on January 19, 2022, with the remainder vesting monthly in equal quarterly installments over the following 36 months, subject to the executive’s continuous service with us as of each such vesting date. The options are eligible to accelerate under certain circumstances in accordance with the named executive officer’s employment agreement. See “— Potential Payments upon Termination or Change of Control” below for a description of vesting acceleration applicable to stock options held by our named executive officers.
Employment Arrangements
We have employment agreements with each of our named executive officers. The material terms of each of these agreements are described below. These agreements provide for base salaries and incentive compensation, and each component reflects the scope of each named executive officer’s anticipated responsibilities and the individual experience they bring to our Company. The employment of each of our named executive officers is “at will” and may be terminated at any time. In addition, each of our named executive officers has executed a form of our standard proprietary information and inventions agreement.
Jasbir Seehra, Ph.D.   We entered into an offer letter agreement with Dr. Seehra in December 2015, which was amended and restated by an employment agreement entered into in March 2020 and effective on April 13, 2020. Pursuant to his April 2020 agreement, Dr. Seehra is entitled to an annual base salary, an annual performance bonus and certain severance benefits, as described below under “— Potential Payments upon Termination or Change of Control.” Dr. Seehra is eligible to participate in the employee benefit plans generally available to our employees, and is subject to customary confidentiality covenants, as well as a non-competition and non-solicitation covenant for a period of 12 months following termination of his employment.
Keith Regnante.   We entered into an offer letter agreement with Mr. Regnante in February 2020, which was amended and restated by an employment agreement entered into in March 2020 and effective on April 13, 2020, and further amended on January 1, 2022. Pursuant to his April 2020 agreement, as amended, Mr. Regnante is entitled to an annual base salary, an annual performance bonus and certain severance benefits, as described below under “— Potential Payments upon Termination or Change of Control.” Mr. Regnante is eligible to participate in the employee benefit plans generally available to our employees, and is subject to customary confidentiality covenants, as well as a non-competition and non-solicitation covenant for a period of 12 months following his termination of employment.
Jennifer Lachey, Ph.D.   We entered into an offer letter agreement with Dr. Lachey in April 2016, which was amended and restated by an employment agreement entered into in March 2020 and effective on April 13, 2020, and further amended on January 1, 2022. Pursuant to her April 2020 agreement, as amended, Dr. Lachey is entitled to an annual base salary, an annual performance bonus and certain severance benefits, as described below under “— Potential Payments upon Termination or Change of Control.” Dr. Lachey is eligible to participate in the employee benefit plans generally available to our employees, and is subject to customary confidentiality covenants, as well as a non-competition and non-solicitation covenant for a period of 12 months following her termination of employment.
Potential Payments upon Termination or Change of Control
Regardless of the manner in which a named executive officer’s service terminates, each named executive officer is entitled to receive amounts earned during his or her term of service, including unpaid salary and unused vacation. Pursuant to the employment agreements entered into with each of our named executive officers in March 2020 and effective on April 13, 2020, as amended, our named executive officers are entitled to certain severance benefits, subject to specific requirements, including signing and not revoking a separation agreement and release of claims. Cause, change of control, disability and good reason are defined in the April 2020 agreements.

If the executive is terminated by the Company involuntarily without cause (and not due to death or disability) or the executive resigns for good reason, in each case, not in connection with a change of control then:
•
With respect to Dr. Seehra and Dr. Lachey, the executive shall be entitled to cash severance equal to continued base salary payments for 12 months; continued vesting of the executive’s options for a period of 12 months; a lump sum payment equal to 100% of the executive’s target bonus pro-rated for the year of termination, only if the executive is terminated on or after July 1 of the calendar year; and payment of COBRA premiums for up to 12 months for Dr. Seehra or up to 9 months for Dr. Lachey.

•
With respect to Mr. Regnante, he will be entitled to cash severance equal to continued base salary payments for nine months and payment of COBRA premiums for up to nine months.

If immediately before or within 12 months following a change of control, the executive is terminated by the Company or successor involuntarily without cause (and not due to death or disability) or the executive resigns for good reason, the executive shall be entitled to cash severance equal to continued base salary payments for 18 months for Dr. Seehra or for 12 months for our other named executive officers; acceleration of all of the executive’s unvested and outstanding equity awards; a lump sum payment equal to 100% of the executive’s target bonus for the year of termination; and payment of COBRA premiums for up to 18 months for Dr. Seehra or up to 12 months for our other named executive officers.
Equity Benefit Plans
Since the completion of our IPO in April 2020, we grant equity awards to employees, including our named executive officers, under our 2020 Plan. Prior to our IPO, we granted equity awards to our employees, including our named executive officers, under our 2017 Plan. Our Board has delegated authority to our Compensation Committee to administer the terms of our 2020 Plan and 2017 Plan, which are together referred to as the Equity Plans. The Equity Plans’ provisions regarding treatment of awards upon a termination, significant corporate transaction or change in control transaction are summarized below.
Under the terms of the Equity Plans and the form of award agreements thereunder, stock awards generally cease vesting and terminate upon the holder’s termination of service with us and options generally remain exercisable for a short period of time following the holder’s termination of service with us (generally three months, with longer periods upon terminations for death or disability), but in no event beyond the expiration of the option’s original term.
In the event of certain specified significant corporate transactions, any stock awards outstanding under the 2020 Plan may be assumed, continued or substituted for by any surviving or acquiring corporation (or its parent). If the surviving or acquiring corporation (or its parent) does not assume, continue or substitute for such stock awards, then (i) with respect to stock awards that are held by participants whose continuous service has not terminated prior to the corporate transaction, or current participants, the vesting (and exercisability, if applicable) of such stock awards will be accelerated in full (meaning at 100% of target level for certain performance awards, unless the administrator or relevant award agreement provides otherwise) to a date prior to the corporate transaction, and such stock awards will terminate if not exercised (if applicable) at or prior to the corporate transaction, and (ii) any such stock awards that are held by persons other than current participants will terminate if not exercised (if applicable) prior to the corporate transaction. In the event a stock award will terminate if not exercised prior to the corporate transaction, the plan administrator may provide that the holder of such stock award may not exercise such stock award but instead will receive a payment, as described in the 2020 Plan.
Under our 2017 Plan, in the event of a merger, consolidation, share exchange transaction or liquidation or dissolution of the Company, the plan administrator has the discretion to take a variety of actions with respect to outstanding stock awards, including arranging for their assumption or substitution; accelerated vesting; termination in exchange for payment or for no payment; and/or conversion into the right to receive liquidation proceeds.
We are not obligated to treat all stock awards under the 2020 Plan or 2017 Plan, even those that are of the same type, in the same manner. Additionally, we may provide for additional vesting and exercisability or settlement in the event of certain types of change in control transactions in an individual award agreement or in any other written agreement between us and a participant. Our named executive officers’ equity acceleration benefits are described in the section above entitled “Potential Payments upon Termination or Change of Control.”
Pursuant to our 2020 Plan, the maximum number of shares of our common stock subject to awards granted under our 2020 Plan or otherwise to any of our non-employee directors with respect to any period commencing on the date of our annual meeting of stockholders for a particular year and ending on the day immediately prior to the date of our annual meeting of stockholders for the next subsequent year, or the annual period, taken together with any cash fees paid by us to such non-employee director with respect to such annual period for serving on our Board, will not exceed $500,000 in total value, or, with respect to such annual period in which a non-employee director is first appointed or elected to our Board, $700,000 in total value (in each case calculating the value of any such stock awards to be based on their grant date fair market value for financial reporting purposes). Such limits will apply commencing with the annual period that begins on the date of the Annual Meeting.
Please refer to the plan documents filed as exhibits to our Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on March 9, 2022 for a complete description of the terms of such plans.
Employee Stock Purchase Plan
In connection with our IPO, we adopted our 2020 Employee Stock Purchase Plan (“ESPP”). The ESPP is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Code. Under our ESPP, our employees, including our named executive officers, have the opportunity to purchase shares of our common stock at a discount to market value. Pursuant to the ESPP, each eligible employee, including each eligible named executive officer, may allocate up to15% of the participant’s earnings to purchase our stock at a price per share that is at least the lesser of (i) 85% of the fair market value of a share of our common stock on the first trading date of an offering or (ii) 85% of the fair market value of a share of our common stock on the date of purchase, subject to the terms of the ESPP and to the Code.
Please refer to the plan document filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on March 9, 2022 for a complete description of the terms of such plan.
401(k) Plan
We maintain a 401(k) plan intended to qualify as a tax-qualified plan under Section 401 of the Internal Revenue Code of 1986, as amended (the “Code”), with the 401(k) plan’s related trust intended to be tax exempt under Section 501(a) of the Code. The 401(k) plan provides that each participant may contribute up to the lesser of 100% of his or her compensation or the statutory limit, which was $19,500 and $20,500 for calendar years 2021 and 2022, respectively (each subject to catch-up contributions for individuals aged 50 and over). We have the ability to make discretionary contributions to the 401(k) plan but did not do so as of December 31, 2021. In July 2021, we approved a discretionary matching contribution to the 401(k) plan, effective January 1, 2022, pursuant to which we will match 50% of the first 6% of the participant’s eligible compensation contributed. The matching contributions will vest on the one-year anniversary of the participant’s start date of employment. Employees’ pre-tax contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participant’s directions. Employees are immediately and fully vested in their contributions. As a tax-qualified retirement plan, contributions to the 401(k) plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan.
Rule 10b5-1 Sales Plans
Our directors and executive officers may adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of our common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or officer when entering into the plan, without further direction from the director or officer. It is also possible that the director or officer could amend or terminate the plan when not in possession of material, nonpublic information. In addition, our directors and executive officers may buy or sell additional shares outside of a Rule 10b5-1 plan when they are not in possession of material, nonpublic information.
Limitations on Liability and Indemnification Matters
Our amended and restated certificate of incorporation contains provisions that limit the liability of our current and former directors for monetary damages to the fullest extent permitted by Delaware law. Delaware law provides that directors of a corporation will not be personally liable for monetary damages for any breach of fiduciary duties as directors, except liability for:
•
any breach of the director’s duty of loyalty to the corporation or its stockholders;

•
any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•
unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law; or

•
any transaction from which the director derived an improper personal benefit.

These limitations of liability do not apply to liabilities arising under federal securities laws and do not affect the availability of equitable remedies, such as injunctive relief or rescission.
We have entered into separate indemnification agreements with each of our directors and officers, in addition to the indemnification provided for in our amended and restated bylaws. These indemnification agreements provide, among other things, that we will indemnify our directors and officers for certain expenses, including damages, judgments, fines, penalties, settlements and costs and attorneys’ fees and disbursements, incurred by a director or officer in any claim, action or proceeding arising in his or her capacity as a director or officer of our Company or in connection with service at our request for another corporation or entity. The indemnification agreements also provide for procedures that will apply in the event that a director or officer makes a claim for indemnification.
We also maintain a directors’ and officers’ insurance policy pursuant to which our directors and officers are insured against liability for actions taken in their capacities as directors and officers. We believe that these indemnification provisions and insurance are useful to attract and retain qualified directors and officers.
The limitation of liability and indemnification provisions that are contained in our amended and restated certificate of incorporation and amended and restated bylaws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against directors and officers, even though an action, if successful, might benefit us and our stockholders. A stockholder’s investment may be harmed to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. There is no pending litigation or proceeding naming any of our directors or officers as to which indemnification is being sought, nor are we aware of any pending or threatened litigation that may result in claims for indemnification by any director or officer.

Equity Compensation Plan Information
The following table summarizes our equity compensation plan information as of December 31, 2021. Information is included for equity compensation plans approved by our stockholders. We do not have any equity compensation plans not approved by our stockholders:
Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants And Rights	(b) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders:
2017 Stock Incentive Plan, as amended	727,742	$0.36	—(1)
2020 Equity Incentive Plan	2,082,942	$33.09	894,104(2)
2020 Employee Stock Purchase Plan	—	—	414,269(3)
Equity compensation plans not approved by security holders	—	—	—
Total	2,810,684		1,308,373

(1)
No further grants were made under our 2017 Stock Incentive Plan, as amended, after the completion of our IPO on April 13, 2020.

(2)
The number of shares of common stock reserved for issuance under the 2020 Plan will automatically increase on January 1 of each year, beginning on January 1, 2021 and continuing through and including January 1, 2030, by 4.0% of the total number of shares of our common stock outstanding on December 31 of the preceding calendar year, or a lesser number of shares determined by our Board. Pursuant to the terms of the 2020 Plan, an additional 958,993 shares were added to the number of available shares effective January 1, 2022.

(3)
The number of shares of common stock reserved for issuance under the 2020 Employee Stock Purchase Plan will automatically increase on January 1 of each year, beginning on January 1, 2021 and continuing through and including January 1, 2030, by the lesser of (i) 1% of the total number of shares of our common stock outstanding on December 31 of the preceding calendar year, (ii) 455,852 shares or (iii) such lesser number of shares determined by our Board. Pursuant to the terms of the 2020 Employee Stock Purchase Plan, an additional 239,748 shares were added to the number of available shares effective January 1, 2022.

NON-EMPLOYEE DIRECTOR COMPENSATION
The following table sets forth information regarding compensation earned by or paid to our non-employee directors for the fiscal year ended December 31, 2021:
Name	Fees Earned or Paid in Cash(1)	Option Awards(2)(3)	Total
Nima Farzan	$46,500	$284,083	$330,583
Carl L. Gordon	40,000	284,083	324,083
Mary Ann Gray	55,000	284,083	339,083
Tomer Kariv	43,000	284,083	327,083
Julius Knowles	46,500	284,083	330,583
Ran Nussbaum	75,000	284,083	359,083

(1)
Amounts reported were paid under our non-employee director compensation policy, which was adopted effective as of the closing of our IPO.

(2)
Amounts reported represent the aggregate grant date fair value of stock options granted to our non-employee directors during 2021 under our 2020 Plan, computed in accordance with ASC Topic 718, excluding the effect of estimated forfeitures. The assumptions used in calculating the grant date fair value of the stock options reported in this column are set forth in the notes to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021. These amounts do not reflect the actual economic value that will be realized by the non-employee directors upon vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options.

(3)
The following table sets forth the aggregate number of shares underlying outstanding stock options held by each non-employee director as of December 31, 2021:

Name	Number of Shares Underlying Options
Nima Farzan	16,793
Carl L. Gordon	8,293
Mary Ann Gray	24,880
Tomer Kariv	8,293
Julius Knowles	8,293
Ran Nussbaum	8,293
Dr. Seehra, our Chief Executive Officer, is also a member of our Board but does not receive any additional compensation for his service as a director. See the section titled “Executive Compensation” for more information regarding the compensation earned by Dr. Seehra for his service as our Chief Executive Officer.
Non-Employee Director Compensation Policy
Our Board maintains a non-employee director compensation policy, pursuant to which each of our directors who is not an employee or consultant of our Company is eligible to receive compensation for service on our Board and committees of our Board. In March 2020, following market research and advice from its compensation consultant, our Board adopted the non-employee director compensation policy, which became effective on April 7, 2020.
Cash Compensation
Under this policy, we will pay each of our non-employee directors a cash retainer for service on our Board and committees of our Board. Our non-employee Chair also receives an additional cash retainer. These retainers will be payable in arrears in four equal quarterly installments on the last day of each fiscal quarter in which the service occurred, provided that the amount of such payment will be prorated for any portion of such quarter that the director is not serving on our Board.
Non-employee directors will be eligible to receive cash compensation as follows:
Annual Cash Retainer ($)
Annual retainer	35,000
Additional retainer for Chair	30,000
Additional retainer for Audit Committee Chair	15,000
Additional retainer for Audit Committee member	7,500
Additional retainer for Compensation Committee Chair	10,000
Additional retainer for Compensation Committee member	5,000
Additional retainer for Nominating and Corporate Governance Committee Chair	8,000
Additional retainer for Nominating and Corporate Governance Committee member	4,000
Equity Compensation
In addition to cash compensation, each non-employee director will be eligible to receive options under the 2020 Plan. Any options granted under this policy will have a term of ten years from the date of grant, subject to earlier termination in connection with a termination of service. Vesting schedules for equity awards will be subject to the non-employee director’s continuous service on each applicable vesting date, provided that each option will vest in full upon a change in control of the Company.
Upon the termination of service of the non-employee director for any reason other than death, disability or cause, his or her options granted under this policy shall remain exercisable for 12 months following his or her date of termination.
Initial Award
Each new non-employee director elected or appointed to our Board will be granted an initial, one-time option to purchase 16,587 shares of our common stock, which will vest in equal quarterly installments such that the option is fully vested on the third anniversary of the grant date.
Annual Awards
On the date of each annual meeting of stockholders of our Company after the effective date of the policy, each non-employee director that continues to serve will be granted an option to purchase 8,293 shares of our common stock, each of which will vest in equal quarterly installments over the 12 months following the grant date, provided that such option will in any case be fully vested on the date of our next annual stockholder meeting.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the ownership of our common stock as of March 31, 2022 by:
•
each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock;

•
each of our directors;

•
each of our named executive officers; and

•
all of our current executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security, or has the right to acquire beneficial ownership of that security within 60 days. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable.
Our calculation of the percentage of beneficial ownership is based on 24,003,103 shares of common stock outstanding on March 31, 2022. Shares of common stock issuable under stock options that are currently exercisable or exercisable within 60 days of March 31, 2022 are deemed beneficially owned, and such shares are used in computing the percentage ownership of the person holding these options or restricted stock unit awards and the percentage ownership of any group of which the holder is a member but are not deemed outstanding for computing the percentage of any other person.
This table is based upon information supplied by our officers, directors and principal stockholders and Schedules 13D and 13G filed with the SEC. Except as otherwise noted below, the address for each executive officer and director listed in the table is c/o Keros Therapeutics, Inc., 99 Hayden Avenue, Suite 120, Building E, Lexington, Massachusetts 02421.
Beneficial Owner	Number of Shares Beneficially Owned	Percent of Shares Beneficially Owned
Greater than 5% Stockholders
Entities affiliated with Pontifax(1)	4,794,507	20.0%
FMR LLC(2)	3,504,798	14.6
Arkin Bio Ventures Limited Partnership(3)	2,013,102	8.4
Entities affiliated with OrbiMed(4)	1,679,417	7.0
Entities affiliated with Deep Track Capital, LP(5)	1,300,000	5.4
BlackRock, Inc.(6)	1,286,526	5.4
Directors and Named Executive Officers
Jasbir Seehra, Ph.D.(7)	987,406	4.0
Keith Regnante(8)	99,736	*
Jennifer Lachey, Ph.D.(9)	361,201	1.5
Nima Farzan(10)	14,719	*
Carl L. Gordon, Ph.D., C.F.A.(4)(11)	1,685,636	7.0
Mary Ann Gray, Ph.D.(12)	13,130	*
Tomer Kariv(1)(13)	4,800,726	20.0
Julius Knowles(14)	580,520	2.4
Ran Nussbaum(1)(15)	4,800,726	20.0
All executive officers and directors as a group (11 persons)(16)	8,560,438	34.0%

*
Less than one percent.

(1)
The information shown is based, in part, upon disclosures filed on a Schedule 13D filed on April 23, 2020 by (i) Pontifax (Israel) IV L.P. (“Pontifax Israel”), (ii) Pontifax (Cayman) IV L.P. (“Pontifax Cayman”), (iii), Pontifax (China) IV L.P. (“Pontifax China”), (iv) Pontifax Late Stage Fund, L.P. (“Pontifax Late Stage”), (v) Pontifax Management 4 G.P. (2015) Ltd. (“Pontifax Management”) and (vi) Pontifax Late Stage GP Ltd. (“Pontifax Late Stage GP”). Consists of (i) 2,288,151 shares of common stock held by Pontifax Israel, (ii) 1,122,768 shares of common stock held by Pontifax Cayman, (iii) 1,228,326 shares of common stock held by Pontifax China and (iv) 155,262 shares of common stock held by Pontifax Late Stage. Pontifax Israel, Pontifax Cayman and Pontifax China are collectively referred to as the “Pontifax IV Funds,” and together with Pontifax Late Stage are collectively referred to as the “Pontifax Entities.” Pontifax Management is the ultimate general partner of each of the Pontifax IV Funds. Ran Nussbaum and Tomer Kariv, both members of our Board, are the Managing Partners of Pontifax Management and, as a result, may be deemed to share voting and investment power with respect to the shares held by each of the Pontifax IV Funds. Pontifax Late Stage GP is the general partner of Pontifax Late Stage and the sole shareholder of Pontifax Late Stage GP is Mr. Shlomo Karako. Pursuant to Strategic Alliance Agreement, dated August 9, 2018, between Pontifax Late Stage and the Pontifax IV Funds, Pontifax Late Stage invests side-by-side with the Pontifax IV Funds. By virtue of the strategic relationship, each of Pontifax Management, Mr. Kariv and Mr. Nussbaum may be deemed to share voting and dispositive power with respect to the shares held by Pontifax Late Stage in a manner similar to the voting and investment power with respect to the shares held by each of the Pontifax IV Funds. The address of each of the Pontifax Entities is c/o The Pontifax Group, 14 Shenkar Street, Beit Ofek, Herzliya Pituach, 46140 Israel.

(2)
The information shown is based solely upon a Schedule 13G/A filed on February 9, 2022 by (i) FMR LLC and (ii) Abigail P. Johnson. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act (“Fidelity Funds”) advised by Fidelity Management & Research Company LLC, a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds’ Boards of Trustees. Fidelity Management & Research Company LLC carries out the voting of the shares under written guidelines established by the Fidelity Funds’ Boards of Trustees. The address for each of FMR LLC and Abigail P. Johnson is 245 Summer Street, Boston, MA 02210.

(3)
The information shown is as of December 17, 2020 and is based solely upon disclosures filed on a Schedule 13D/A filed on December 17, 2020 by (i) Arkin Bio Ventures Limited Partnership, (ii) Arkin Bio Venture Partners Ltd., (iii) Moshe Arkin and (iv) Alon Lazarus. Arkin Bio Venture Partners Ltd. is the general partner of Arkin Bio Ventures Limited Partnership and the sole shareholder and chairman of the board of Arkin Bio Venture Partners Ltd. is Moshe Arkin. As a result, Mr. Arkin may be deemed to share voting and investment power with respect to the shares held by Arkin Bio Ventures Limited Partnership. Alon Lazarus, Ph.D. is the Biotech Investment Manager of the Pharma Division of Arkin Holdings and, as a result, may be deemed to share voting and investment power with respect to the shares held by Arkin Bio Ventures Limited Partnership. The address of Arkin Bio Ventures Limited Partnership is 6 Ha’Choshlim Street, Building C, Herzliya, 46724 Israel.

(4)
The information shown is as of November 19, 2020 and is based, in part, upon disclosures filed on a Schedule 13D/A filed on November 20, 2020 by (i) OrbiMed Advisors LLC (“OrbiMed Advisors”), (ii) OrbiMed Capital GP VII LLC (“OrbiMed GP VII”), (iii), OrbiMed Genesis GP LLC (“Genesis GP”) and (iv) OrbiMed Capital LLC (“OrbiMed Capital”). Consists of (i) 1,119,812 shares of common stock held by OrbiMed Private Investments VII, LP (“OPI VII”), (ii) 410,683 shares of common stock held by The Biotech Growth Trust PLC (“BIOG”) and (iii) 148,922 shares of common stock held by OrbiMed Genesis Master Fund, L.P. (“Genesis”). OPI VII, BIOG and Genesis are collectively referred to as the OrbiMed Entities. OrbiMed GP VII is the general partner of OPI VII. OrbiMed Advisors is the managing member of OrbiMed GP VII. By virtue of such relationships, OrbiMed GP VII and OrbiMed Advisors may be deemed to have voting and investment power over the securities held by OPI VII and as a result may be deemed to have beneficial ownership over such securities. Genesis GP is the general partner of Genesis. OrbiMed Advisors is the managing member of Genesis GP. By virtue of such relationships, Genesis GP and OrbiMed Advisors may be deemed to have voting and investment power over the securities held by Genesis and as a result may be deemed to have beneficial ownership over such securities. OrbiMed Capital is the sole portfolio manager of BIOG. OrbiMed Advisors and OrbiMed Capital exercise voting and investment power through a management committee comprised of Carl L. Gordon, Sven H. Borho and W. Carter Neild, each of whom disclaims beneficial ownership of the shares held by the OrbiMed Entities. Carl L. Gordon, Ph.D., C.F.A., an employee of OrbiMed Advisors, is a member of our Board. The business address of each of the OrbiMed Entities is 601 Lexington Avenue, 54th Floor, New York, NY 10022.
(5)
The information shown is as of December 31, 2021 and is based solely upon disclosures filed on a Schedule 13G/A filed on February 14, 2022 by (i) Deep Track Capital, LP, (ii) Deep Track Biotechnology Master Fund, Ltd. and (iii) David Kroin. The address of each of Deep Track Capital, LP and David Kroin is 200 Greenwich Ave, 3rd Floor, Greenwich, CT 06830 and the address of Deep Track Biotechnology Master Fund, Ltd. is c/o Walkers Corporate Limited, 190 Elgin Ave, George Town, KY1-9001, Cayman Islands.

(6)
The information shown is as of December 31, 2021 and is based solely upon disclosures filed on a Schedule 13G/A filed on February 3, 2022 by BlackRock, Inc. The address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

(7)
Consists of (i) 243,856 shares of common stock held by Dr. Seehra and (ii) 743,550 shares issuable upon the exercise of options granted to Dr. Seehra that are exercisable within 60 days of March 31, 2022.

(8)
Consists of shares issuable upon the exercise of options granted to Mr. Regnante that are exercisable within 60 days of March 31, 2022.

(9)
Consists of (i) 85,700 shares of common stock held by Dr. Lachey and (ii) 275,501 shares issuable upon the exercise of options granted to Dr. Lachey that are exercisable within 60 days of March 31, 2022.

(10)
Consists of shares issuable upon the exercise of options granted to Mr. Farzan that are exercisable within 60 days of March 31, 2022.

(11)
Includes 6,219 shares issuable upon the exercise of options granted to Dr. Gordon that are exercisable within 60 days of March 31, 2022.

(12)
Consists of shares issuable upon the exercise of options granted to Dr. Gray that are exercisable within 60 days of March 31, 2022.

(13)
Includes 6,219 shares issuable upon the exercise of options granted to Mr. Kariv that are exercisable within 60 days of March 31, 2022.

(14)
Consists of (i) 341,574 shares of common stock held by Partners Innovation Fund, LLC (“PIF I”), (ii) 232,727 shares of common stock held by Partners Innovation Fund II, L.P. (“PIF II”) and (iii) 6,219 shares issuable upon the exercise of options granted to Mr. Knowles that are exercisable within 60 days of March 31, 2022. PIF I and PIF II are collectively referred to as the “Partners Entities.” Partners Innovation Fund, LLC (“Partners GP I”) is the ultimate general partner of PIF I, and Partners Innovation Fund II, LLC (“Partners GP II”) is the ultimate general partner of PIF II. Julius Knowles, a member of our Board, is a partner of each of Partners GP and Partners GP II, and, as a result, may be deemed to share voting and investment power with respect to the shares held by each of the Partners Entities. The address of each of the Partners Entities is 215 First Street, Suite 500, Cambridge, Massachusetts 02142.

(15)
Includes 6,219 shares issuable upon the exercise of options granted to Mr. Nussbaum that are exercisable within 60 days of March 31, 2022.

(16)
Consists of (i) 7,377,781 shares of common stock and (ii) 1,182,657 shares issuable upon the exercise of options granted to our executive officers and directors that are exercisable within 60 days of March 31, 2022. The shares held by the Pontifax Entities referred to in footnote (1) above of which Mr. Kariv and Mr. Nussbaum may be deemed to share voting and investment power with respect to have been counted once for purposes of calculating the number of shares beneficially owned by all current executive officers and directors as a group.

TRANSACTIONS WITH RELATED PERSONS
The following is a summary of transactions since January 1, 2020, to which we have been a participant in which the amount involved exceeded or will exceed $120,000 and in which any of our directors, executive officers or holders of more than 5% of any class of our capital stock at the time of such transaction, or any members of their immediate family, had or will have a direct or indirect material interest.
Participation in Our November 2020 Public Offering
On November 17, 2020, we closed a public offering in which we issued and sold an aggregate of 2,990,000 shares of common stock at a public offering price of $50.00 per share. All of the shares of common stock issued and sold in this public offering were registered under the Securities Act pursuant to a registration statement on Form S-1 (Registration No. 333-250010), which was declared effective by the SEC on November 12, 2020. In connection with our November 2020 public offering, certain of our related parties purchased shares of our common stock from the underwriters at the public offering price of $50.00 per share, and on the same terms as other investors in the November 2020 public offering. The following table summarizes purchases of shares of our common stock in our November 2020 public offering by our related parties:
Related Party	Shares of Common Stock	Total Purchase Price
FMR LLC(1)	390,000	$19,500,000
Foresite Capital Fund IV, L.P.(2)	150,000	$7,500,000
Entities affiliated with Pontifax(3)	60,000	$3,000,000

(1)
FMR LLC is a holder of more than 5% of our capital stock.

(2)
Foresite Capital Fund IV, L.P. is a holder of more than 5% of our capital stock.

(3)
Represents (i) 26,634 shares of common stock purchased by Pontifax (Israel) IV, L.P. (“Pontifax Israel”), (ii) 12,966 shares of common stock purchased by Pontifax (Cayman) IV, L.P. (“Pontifax Cayman”), (iii) 14,400 shares of common stock purchased by Pontifax (China) IV, L.P. (“Pontifax China”), and (iv) 6,000 shares of common stock purchased by Pontifax Late Stage Fund L.P. (“Pontifax Late Stage”). Pontifax Israel, Pontifax Cayman and Pontifax China are collectively referred to as the “Pontifax IV Funds.” The Pontifax IV Funds and Pontifax Late Stage are collectively referred to as the “Pontifax Entities.” Tomer Kariv and Ran Nussbaum, both members of our Board, are the Managing Partners of Pontifax Management 4 G.P. (2015) Ltd. (“Pontifax Management”), the general partner of each of the Pontifax IV Funds, and, as a result, may be deemed to share voting and investment power with respect to the shares held by each of the Pontifax IV Funds. Pursuant to Strategic Alliance Agreement, dated August 9, 2018, between Pontifax Late Stage and the Pontifax IV Funds, Pontifax Late Stage invests side-by-side with the Pontifax IV Funds. By virtue of the strategic relationship, each of Pontifax Management, Mr. Kariv and Mr. Nussbaum may be deemed to share voting and dispositive power with respect to the shares held by Pontifax Late Stage in a manner similar to the voting and investment power with respect to the shares held by each of the Pontifax IV Funds. The Pontifax Entities collectively hold more than 5% of our capital stock.

Participation in Our Initial Public Offering
In connection with our IPO, certain of our related parties purchased shares of our common stock from the underwriters at the IPO price of $16.00 per share, and on the same terms as other investors in our IPO. The following table summarizes purchases of shares of our common stock in our IPO by our related parties:
Related Party	Shares of Common Stock	Total Purchase Price
Entities affiliated with OrbiMed(1)	562,500	$9,000,000
Entities affiliated with Pontifax(2)	437,499	$6,999,984
Foresite Capital Fund IV, L.P.(3)	125,000	$2,000,000
Arkin Bio Ventures Limited Partnership(4)	120,000	$1,920,000
Jasbir Seehra, Ph.D.(5)	20,000	$320,000

(1)
Represents (i) 375,200 shares of common stock purchased by OrbiMed Private Investments VII, LP (“OPI VII”) and (ii) 187,300 shares of common stock purchased by The Biotech Growth Trust PLC (“BIOG”). OPI VII and BIOG are collectively referred to as the “OrbiMed Entities.” OrbiMed Capital GP VII (“OrbiMed GP VII”) is the general partner of OPI VII and OrbiMed Advisors LLC. OrbiMed Advisors, is the managing member of OrbiMed GP VII. OrbiMed Capital LLC (“OrbiMed Capital”), is the investment advisor of BIOG. OrbiMed Capital is a relying adviser of OrbiMed Advisors. Carl L. Gordon, Ph.D., C.F.A., a member of our Board, is a managing partner of OrbiMed Advisors and, as a result, may be deemed to share voting and investment power with respect to the shares held by each of the OrbiMed Entities. The OrbiMed Entities collectively hold more than 5% of our capital stock.

(2)
Represents (i) 194,203 shares of common stock purchased by Pontifax Israel, (ii) 94,546 shares of common stock purchased by Pontifax Cayman, (iii) 105,000 shares of common stock purchased by Pontifax China and (iv) 43,750 shares of common stock purchased by Pontifax Late Stage. Tomer Kariv and Ran Nussbaum, both members of our Board, are the Managing Partners of Pontifax Management, the general partner of each of the Pontifax IV Funds, and, as a result, may be deemed to share voting and investment power with respect to the shares held by each of the Pontifax IV Funds. Pursuant to Strategic Alliance Agreement, dated August 9, 2018, between Pontifax Late Stage and the Pontifax IV Funds, Pontifax Late Stage invests side-by-side with the Pontifax IV Funds. By virtue of the strategic relationship, each of Pontifax Management, Mr. Kariv and Mr. Nussbaum may be deemed to share voting and dispositive power with respect to the shares held by Pontifax Late Stage in a manner similar to the voting and investment power with respect to the shares held by each of the Pontifax IV Funds. The Pontifax Entities collectively hold more than 5% of our capital stock.

(3)
Foresite Capital Fund IV, L.P. is a holder of more than 5% of our capital stock.

(4)
Arkin Bio Ventures Limited Partnership is a holder of more than 5% our capital stock.

(5)
Dr. Seehra is our Chief Executive Officer and a member of our Board.

Participation in Our Series C Preferred Stock Financing
In March 2020, we sold an aggregate of 4,169,822 shares of our Series C preferred stock at a purchase price of $13.43 per share for an aggregate amount of approximately $56.0 million. Upon the closing of our IPO in April 2020, all 4,169,822 shares of our Series C preferred stock automatically converted into our common stock on a one-for-one basis.

The following table summarizes purchases of our Series C preferred stock by related parties:
Related Party	Shares of Series C Preferred Stock	Total Purchase Price
Foresite Capital Fund IV, L.P.(1)	1,303,071	$17,500,004
Entities affiliated with OrbiMed(2)	1,116,917	$15,000,015
Entities affiliated with Pontifax(3)	368,583	$4,950,016
Arkin Bio Ventures Limited Partnership(4)	167,537	$2,250,000
Entities affiliated with Partners Innovation Fund(5)	111,691	$1,500,002
Jasbir Seehra, Ph.D.(6)	11,169	$150,003

(1)
Foresite Capital Fund IV, L.P. is a holder of more than 5% of our capital stock.

(2)
Represents (i) 744,612 shares of Series C preferred stock purchased by OPI VII, (ii) 223,383 shares of Series C preferred stock purchased by BIOG, and (iii) 148,922 shares of Series C preferred stock purchased by OrbiMed Genesis Master Fund, L.P. (“Genesis”). OPI VII, BIOG and Genesis are collectively referred to as the “OrbiMed Entities.” OrbiMed GP VII is the general partner of OPI VII and OrbiMed Advisors LLC. OrbiMed Advisors is the managing member of OrbiMed GP VII. OrbiMed Genesis GP LLC (“Genesis GP”), is the general partner of Genesis. OrbiMed Advisors is the managing member of Genesis GP. OrbiMed Capital is the investment advisor of BIOG. OrbiMed Capital is a relying adviser of OrbiMed Advisors. Carl L. Gordon, Ph.D., C.F.A., a member of our Board, is a managing partner of OrbiMed Advisors and, as a result, may be deemed to share voting and investment power with respect to the shares held by each of the OrbiMed Entities. The OrbiMed Entities collectively hold more than 5% of our capital stock.

(3)
Represents (i) 163,612 shares of Series C preferred stock purchased by Pontifax Israel, (ii) 88,460 shares of Series C preferred stock purchased by Pontifax Cayman, (iii) 79,653 shares of Series C preferred stock purchased by Pontifax China and (iv) 36,858 shares of Series C preferred stock purchased by Pontifax Late Stage. Tomer Kariv and Ran Nussbaum, both members of our Board, are the Managing Partners of Pontifax Management, the general partner of each of the Pontifax Entities, and, as a result, may be deemed to share voting and investment power with respect to the shares held by each of the Pontifax Entities. The Pontifax Entities collectively hold more than 5% of our capital stock.

(4)
Arkin Bio Ventures Limited Partnership is a holder of more than 5% our capital stock.

(5)
Represents (i) 67,015 shares of Series C preferred stock purchased by PIF I and (ii) 44,676 shares of Series C preferred stock purchased by PIF II. Julius Knowles, a member of our Board, is a partner of Partners GP, the ultimate general partner of the Partners Entities, and, as a result, may be deemed to share voting and investment power with respect to the shares held by each of the Partners Entities. The Partners Entities collectively hold more than 5% of our capital stock.

(6)
Dr. Seehra is our Chief Executive Officer and a member of our Board.

Investors’ Rights, Voting and Stockholders Agreements
In connection with our convertible preferred stock financings, we entered into investors’ rights, voting and stockholder agreements containing registration rights, information rights, voting rights and rights of first refusal, among other things, with certain holders of our convertible preferred stock and certain holders of our common stock including the Pontifax Entities, Arkin Bio Ventures Limited Partnership, Foresite Capital Fund IV, L.P., the Partners Entities and the OrbiMed Entities. These stockholder agreements terminated upon the closing of our IPO in April 2020, except for the registration rights granted under our amended and restated investors’ rights agreement, which grants these stockholders specified registration rights with respect to shares of our common stock issued upon conversion of the shares of preferred stock previously held by them.

Employment Arrangements
We have entered into employment agreements with certain of our executive officers. For more information regarding these agreements with our named executive officers, see “Executive Compensation.”
Indemnification Agreements
We have entered, and intend to continue to enter, into indemnification agreements with each of our directors and executive officers. The indemnification agreements and our amended and restated bylaws require us to indemnify our directors and executive officers to the fullest extent permitted by Delaware law. For more information regarding these agreements, see “Executive Compensation — Limitations on Liability and Indemnification Matters.”
Executive and Director Compensation
We have granted stock options to certain of our executive officers and directors. For more information regarding the stock options and stock awards granted to our directors and named executive officers, see “Executive Compensation” and “Non-Employee Director Compensation.”
Related Party Transaction Policy
We maintain a related party transaction policy that sets forth our procedures for the identification, review, consideration and approval or ratification of related party transactions. The policy became effective on April 7, 2020. For purposes of our policy only, a related party transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and any related party are, were or will be participants and in which the amount involved exceeds the lesser of $120,000 and one percent of the average of our total assets at year-end for the last two completed fiscal years. Transactions involving compensation for services provided to us as an employee or director are not covered by this policy. A related party is any executive officer, director or beneficial owner of more than 5% of any class of our voting securities, including any of their immediate family members and any entity owned or controlled by such persons.
Under the policy, if a transaction has been identified as a related party transaction, including any transaction that was not a related party transaction when originally consummated or any transaction that was not initially identified as a related party transaction prior to consummation, our management must present information regarding the related party transaction to our Audit Committee, or, if Audit Committee approval would be inappropriate, to another independent body of our Board, for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related parties, the benefits to us of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, we will collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant stockholder to enable us to identify any existing or potential related-person transactions and to effectuate the terms of the policy.
In addition, under our Code of Business Conduct and Ethics, our employees and directors have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest.
In considering related party transactions, our Audit Committee, or other independent body of our Board, will take into account the relevant available facts and circumstances including, but not limited to:
•
the risks, costs and benefits to us;

•
the impact on a director’s independence in the event that the related party is a director, immediate family member of a director or an entity with which a director is affiliated;

•
the availability of other sources for comparable services or products; and

•
the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.

The policy requires that, in determining whether to approve, ratify or reject a related party transaction, our Audit Committee, or other independent body of our Board, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our stockholders, as our Audit Committee, or other independent body of our Board, determines in the good faith exercise of its discretion.
All of the transactions described above, other than the November 2020 public offering, were entered into prior to the adoption of this policy, but all were approved by our Board considering similar factors to those described above. The November 2020 public offering was approved by our Board pursuant to the policy.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or us. Direct your written request to Keros Therapeutics, Inc., 99 Hayden Avenue, Suite 120, Building E, Lexington, Massachusetts 02421, Attention: Corporate Secretary. Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS
The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.
By Order of the Board of Directors

Esther Cho Corporate Secretary April 18, 2022
A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed with the Securities and Exchange Commission, is available without charge upon written request to: Keros Therapeutics, Inc., 99 Hayden Avenue, Suite 120, Building E, Lexington, Massachusetts 02421, Attention: Corporate Secretary.

KEROS THERAPEUTICS, INC.Annual Meeting of StockholdersJune 1, 2022 at 9:00 AM Eastern timeThis Proxy is solicited on behalf of theBoard of Directors of Keros Therapeutics, Inc. The undersigned hereby appoints Jasbir Seehra and Keith Regnante (the “Named Proxies”), and each or either of them, as the trueand lawful attorneys of the undersigned, with full power of substitution and revocation, and hereby authorizes them, and each of them,to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Keros Therapeutics, Inc.that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM Eastern time on June 1, 2022 andany adjournment or postponement thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on suchother matters as may properly come before the meeting and revoking any proxy heretofore given. The Annual Meeting of Stockholders will be held virtually. In order to attend the Annual Meeting, you must register athttps://viewproxy.com/keros/2022/htype.asp by 11:59 PM Eastern time on May 29, 2022. On the day of the Annual Meeting, if you haveproperly registered, you may enter the Annual Meeting by clicking on the link provided and the password you received via email in yourregistration confirmations. Further instructions on how to attend and vote during the Annual Meeting are contained in the ProxyStatement in the sections titled “Questions and Answers About These Proxy Materials and Voting – How do I attend the AnnualMeeting?” and “Questions and Answers About These Proxy Materials and Voting – How can I vote?” THE SHARES REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NOSUCH DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS IN ITEM 1 AND FOR THEPROPOSAL IN ITEM 2. THE PROXIES WILL VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS AS MAY PROPERLYCOME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF. (Continued and to be marked, dated and signed on other side) PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. Important Notice of Internet Availability of Proxy Materials for the virtual Annual Meeting:The Notice and Proxy Statement and Annual Report are available athttp://viewproxy.com/keros/2022

Please mark your votes like this The Board of Directors recommends a vote “FOR” each of the director nominees listed in Proposal 1 and “FOR” Proposal 2. 1. To elect the two (2) nominees for director named below to hold office until the2025 Annual Meeting of Stockholders;Nominees: FOR WITHHOLD 01 Ran Nussbaum 02 Mary Ann Gray 2. To ratify the selection by the Audit Committee of the Board of Directors ofDeloitte & Touche LLP as the independent registered public accountingfirm of the Company for its fiscal year ending December 31, 2022. FOR AGAINST ABSTAINNOTE: To conduct any other business properly brought before the meetingor any adjournment thereof.I plan to attend the meeting virtually Date: Signature Signature (if held jointly)NOTE: This proxy should be marked, dated and signed by each stockholder exactlyas such stockholder’s name appears hereon, and returned promptly in the enclosedenvelope. When shares are held jointly, each holder should sign. When signing as anexecutor, administrator, attorney, trustee or guardian, please give full title as such.If the signatory is a corporation, please sign full corporate name by duly authorizedofficer, giving full title as such. If the signatory is a partnership, please sign in thepartnership name by authorized person. Address Change/Comments: (If you noted any Address Changes and/orComments above, please mark box.) VIRTUAL CONTROL NUMBER PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. As a stockholder of Keros Therapeutics, Inc., you have the option of voting your shares electronically through the Internet or by telephone,eliminating the need to return the proxy card. Your electronic vote authorizes the Named Proxies to vote your shares in the same manner as ifyou marked, signed, dated and returned the proxy card. As a registered holder, you may vote your shares at the Annual Meeting by first registering at http://viewproxy.com/keros/2022/htype.asp usingyour Virtual Control Number below. Your registration must be received by 11:59 PM Eastern time on May 29, 2022. On the day of the AnnualMeeting, if you have properly registered you may log in to the Annual Meeting by clicking on the link provided and the password you receivedvia email in your registration confirmations and follow instructions to vote your shares. Please have your Virtual Control Number with you duringthe Annual Meeting in order to vote. Further instructions on how to attend and vote during the Annual Meeting are contained in the ProxyStatement in the sections titled “Questions and Answers About These Proxy Materials and Voting – How do I attend the Annual Meeting?” and“Questions and Answers About These Proxy Materials and Voting – How can I vote?” VIRTUAL CONTROL NUMBER PROXY VOTING INSTRUCTIONSPlease have your 11-digit Virtual Control Number ready when voting by Internet or Telephone,or when voting during the Virtual Annual Meeting INTERNET Vote Your Proxy on the Internet: Go to www.FCRvote.com/KROSHave your proxy card availablewhen you access the abovewebsite. Follow the prompts tovote your shares. TELEPHONE Vote Your Proxy by Phone: Call 1 (866) 402-3906Use any touch-tone telephone tovote your proxy. Have your proxycard available when you call.Follow the voting instructions tovote your shares. MAIL Vote Your Proxy by Mail: Mark, sign, and date your proxycard, then detach it, and returnit in the postage-paid envelopeprovided.